Alliance Institutional
Funds

Annual Report
October 31, 2000

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
December 22, 2000

Dear Shareholder:

This report provides you with an update on the performance and investment activity of the portfolios of Alliance Institutional Funds for the annual reporting period ended October 31, 2000.

Alliance Premier Growth Institutional Fund

Portfolio Manager: Alfred Harrison

Investment Objective and Policies

Alliance Premier Growth Institutional Fund (the "Fund") is an open-end fund that seeks long-term growth of capital by investing in the common stocks of a limited number of large, carefully selected, high quality U.S. companies that are judged likely to achieve superior earnings growth. Normally, about 40 companies will be represented in the portfolio, with the 25 most highly regarded of these usually constituting 70% of the Fund's net assets.

Investment Results

The following table provides performance results for the Fund for the six- and 12-month periods ended October 31, 2000. For comparison, we have also provided the returns for the Standard & Poor's (S&P) 500 Stock Index, a common measure of the overall U.S. stock market, and the Fund's benchmark, the Russell 1000 Growth Stock Index, which measures the performance of large cap U.S. stocks.

INVESTMENT RESULTS*
Periods Ended October 31, 2000

                                                           ---------------------
                                                               Total Returns
                                                           ---------------------
                                                           6 Months    12 Months
--------------------------------------------------------------------------------

Alliance Premier
Growth Institutional
Fund
   Class I                                                   -9.97%        3.94%
--------------------------------------------------------------------------------
   Class II                                                 -10.16%        3.54%
--------------------------------------------------------------------------------
S&P 500
Stock Index                                                  -1.03%        6.08%
--------------------------------------------------------------------------------
Russell 1000
Growth Stock
Index                                                        -7.91%        9.33%
--------------------------------------------------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of October 31, 2000. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

      The S&P 500 Stock Index in an unmanaged index of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. The unmanaged Russell 1000 Growth Stock Index contains those securities in the Russell 1000 Stock Index with a greater-than-average growth orientation. The Russell 1000 Growth Stock Index consists of 1000 of the largest stocks representing approximately 87% of the U.S. equity market. The indices reflect no fees or expenses. An investor cannot invest directly in the indices, and their results are not indicative of any specific investment, including

      Additional investment results appear on pages 12-15.


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                                                ALLIANCE INSTITUTIONAL FUNDS o 1
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LETTER TO SHAREHOLDERS
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For both the six- and 12-month periods, the Fund has underperformed the returns of the S&P 500 Stock Index and the Russell 1000 Growth Stock Index. The reasons behind this underperformance relate largely to specific stock disappointments during the last three months of the reporting period. Despite the fact that the Fund was invested principally in top-tier, best-in-class names in the technology sector (and retailing), several of those companies were among the first to experience earnings disappointments. Specifically, Intel Corp., Nokia Corp., Nortel Networks Corp., Micron Technology, Inc. and Home Depot Inc. account for almost all of the margin of underperformance. In hindsight, of course, the shortfalls from these bellwether growth leaders were a harbinger of the challenges that a slowing economy poses for most companies. We believe it is important for shareholders to understand that despite these stock-specific disappointments, our investment discipline retains its core belief that success requires that both fundamentals and price must be taken into account on each and every purchase and sale.

Economic Review

Perhaps Shakespeare should have warned against the ides of September as well as the ides of March. September was brutal for many of the large cap growth favorites. Most notably was the performance of Intel Corp., which was down 44.5%. Oil price turmoil in Europe and a weak euro combined with some probable softness of demand to undermine many technology stocks; and the market's nervousness spread to other areas such as media, transportation and industrials. Many stocks recorded losses of over 20% for the month.

Generally speaking, we believe interest rates around the world have probably peaked. However, the pattern of gross domestic product (GDP) growth will probably be well below its recent high level in the U.S., with only slightly better performance in parts of Europe and Asia. Within the market, technology stocks, while still representing the area of greatest fundamental opportunity, will probably prove mixed in terms of stock market action. The price erosion we have seen in semi-conductors and related areas might spread further to other favorites such as telecommunications. At the same time, valuations of many newer technology leaders in high growth areas remain stretched and allow for no possibility of disappointment. Offsetting this mixed outlook, the leaders in the financial area should perform adequately, and at current lower prices this may also apply to certain media, transportation and industrial stocks. A political cloud could well limit the gains in the health care field even though fundamentals remain strong, while most consumer stocks might continue to have a harder time given the debt load the consumer is currently carrying.

A choppy, mixed picture such as this suggests that the market, over the next 15 months, will probably not continue at the pace of recent years. However, having said that, if there is less chance for bond yields to rise, there should be


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2 o ALLIANCE INSTITUTIONAL FUNDS
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                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

enough room for equity markets to provide an acceptable return. Moreover, if the economy ends up being weaker than currently forecast in the quarters ahead, there is room for the Federal Reserve (the "Fed") to accommodate given that Fed Fund rates are above 6%, and the real rate is historically high.

Accordingly, it is almost as though more of a pause or breathing space is needed after the excellent gains of recent years, and such a pause could provide the technical foundation for further healthy advances thereafter.

Review of Investment Strategy

Alliance Premier Growth Institutional Fund seeks long term growth by investing in many of the premier U.S. companies that demonstrate world leadership positions. We are focusing on companies with only the highest assurance of upward earnings and remain extremely price conscious when looking at one stock against another. We are not as heavily invested in the growth favorites, such as technology, to the extent that some benchmarks would dictate. We are continuing to run the Fund's portfolio with a broad mix of stocks, and believe a middle road is the correct path given our positive feeling on fundamentals but some discomfort with the higher level of risk that the economy overall may slow more abruptly than generally believed. As always, we will continue to make individual decisions as best we see the marriage of fundamentals and price on all stocks in the portfolio at each point of the market's gyrations.

Alliance Quasar Institutional Fund

Portfolio Manager: Bruce K. Aronow

Investment Objectives and Policies

Alliance Quasar Institutional Fund (the "Fund") is an open-end fund that seeks growth of capital by pursuing aggressive investment policies. The Fund invests in a diversified portfolio of equity securities that offer the possibility of above-average earnings growth. The Fund emphasizes investment in small-capitalization companies in the United States and also pursues investment opportunities outside the United States.

Investment Results

The following table provides performance data for the Fund and its benchmark, the Russell 2000 Growth Stock Index, for the six- and 12-month periods ended October 31, 2000.

INVESTMENT RESULTS*
Periods Ended October 31, 2000

                                                           ---------------------
                                                               Total Returns
                                                           ---------------------
                                                           6 Months    12 Months
--------------------------------------------------------------------------------
Alliance Quasar
Institutional
Fund
     Class I                                                20.94%      43.69%
--------------------------------------------------------------------------------
     Class II                                               20.81%      43.29%
--------------------------------------------------------------------------------
Russell 2000
Growth Stock
Index                                                       -9.09%      16.16%
--------------------------------------------------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of October 31, 2000. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales


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                                                ALLIANCE INSTITUTIONAL FUNDS o 3
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----------------------
LETTER TO SHAREHOLDERS
----------------------

      charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The unmanaged Russell 2000 Growth Stock Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Index is a capitalization-weighted index that includes 2,000 of the smallest stocks, representing approximately 10% of the U.S. equity market. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Quasar Institutional Fund.

      Additional investment results appear on pages 16-19.

The Fund's outperformance versus its benchmark during the six-month period under review resulted from strong stock selection across all major sectors of the Fund's portfolio. Performance also benefited from modestly overweighted exposure to health care and energy and underweighted positions in the poorly performing areas such as the Internet and telecommunications services. Importantly, each sector manager outperformed his or her respective sector of the Russell 2000 Growth Stock Index for the six-month period under review.

Outperformance over the 12-month period was generated from the factors discussed above but was diminished somewhat by significantly underweighted exposure to technology and health care during the first three months of the period, at which point, the current portfolio team assumed responsibility managing the Fund.

While our time horizon is longer term in nature, it can be useful to look at monthly performance to understand how the Fund performs in different environments. This can be particularly useful in the current environment, where investor sentiment has swung wildly from month to month. We are pleased to share that not only did the Fund outperform its benchmark during the period under review, but it generated significant outperformance during months of both positive and negative performance for the benchmark. While this does not suggest that the Fund will outperform in any environment, we do believe it underscores the team's balanced approach to small-capitalization growth investing.

Finally, it should be mentioned that performance during the 12-month period benefited from the timing of a sizeable cash redemption from the Fund. The redemption, which occurred immediately prior to a two-day surge in the NASDAQ, led to approximately 1,300 basis points of incremental return during the six-month period (approximately 1,600 basis points during the 12-month period). Even excluding the impact of this event, the underlying performance of the Fund, nevertheless, outperformed the Russell 2000 Growth benchmark by over 1,600 basis points during the period (1,150 for the 12-month period).


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4 o ALLIANCE INSTITUTIONAL FUNDS
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                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

Investment Strategy

The Fund seeks investments in faster-than-average growing companies that are displaying improving fundamentals and favorable earnings momentum. The Fund invests in smaller-capitalization companies across all major industry groups. The portfolio management team incorporates both fundamental and quantitative disciplines to identify attractive investment opportunities.

Investment Review

Against a backdrop of historically high levels of volatility, small-cap growth stocks (as measured by the Russell 2000 Growth Stock Index) underperformed their larger-cap peers (as measured by the Russell 1000 Growth Stock Index) during the six-month period under review. Throughout the period, small-cap investors gravitated to less richly valued securities driving significant outperformance for the Russell 2000 Value Index, relative to the Russell 2000 Growth Stock Index. Within the small-cap growth universe, health care, energy, and financial services were the only three bright spots during the period. Most other sectors turned in fairly lackluster returns. The consumer, industrial, and telecommunications services performed poorly during the period.

As shareholders in the Fund will recall, the current management team assumed responsibility for the Fund early in calendar year 2000. The new team moved quickly to transition the Fund's assets to a style more focused on growth and on companies displaying favorable fundamental momentum. We are pleased to report that the transition has been successfully completed.

Consistent with the new team's historical discipline, the Fund's sector exposure remained fairly in line with the sectors of the Russell 2000 Growth Stock Index throughout the six-month period. Thus, the team benefited from a modestly, overweighted exposure to health care and energy. Conversely, a slight overweight position in the consumer sector and underweight position in financial services negatively impacted returns during the period.

Despite the difficult small-cap environment over the past several months, the small-cap team has been able to identify what it believes are very attractive growth opportunities at reasonable valuations. As of October 31, 2000, the Fund's portfolio securities traded at a weighted average multiple of 31 times forecasted 2000 earnings. This reflects a meaningful discount to the corresponding valuation of the Russell 2000 Growth Stock Index and a significant discount of the Fund's portfolio forecasted growth rate of 46% for the year 2000.

The Fund's positioning within each sector has also changed somewhat during the period. In the technology sector, we have reduced our exposure to wireless handsets and semiconductors, preferring to focus on telecommunications infrastructure and mission-critical Internet enabling software. Within health care, we remain exposed to several well-financed, later-stage biotechnology companies, while modestly increasing our exposure to health services and specialty pharmaceutical distribution companies in the face of an improving regulatory environment. We also continue to invest in several energy


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                                                ALLIANCE INSTITUTIONAL FUNDS o 5
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LETTER TO SHAREHOLDERS
----------------------

companies with faster-than-industry average production growth rates. Finally, our guarded stance toward the consumer and industrial sectors remains in place. Within these sectors, our exposure has been limited to companies whose growth prospects benefit from non-economically driven factors.

Outlook

We believe strongly that the intermediate-to-longer-term prospects for the small-cap universe remain bright. However, our near-term enthusiasm is tempered somewhat by decelerating economic growth and continued high volatility. Although a more neutral bias toward interest rates may improve the outlook for equity multiples, we remain very focused on the negative impact a year's worth of rising rates may have on future earnings prospects. We believe these factors, combined with absolute valuations that still remain above historical averages, may limit small-cap outperformance over the near-term.

Despite a cautious near-term backdrop for small-cap growth stocks, the Alliance small-cap portfolio team remains confident in its current portfolio positioning. Our investment focus has been on high quality companies that we believe will be able to deliver better-than-expected fundamental performance in the face of a potentially slowing economy.

Alliance Real Estate Investment Institutional Fund

Portfolio Manager: Daniel G. Pine

Investment Objective and Policies

Alliance Real Estate Investment Institutional Fund (the "Fund") is an open-end fund that seeks a total return on its assets from long-term growth of capital and from income principally through investing in a portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry.

Investment Results

The following table provides performance results for the Fund and its benchmarks as represented by the Standard & Poor's (S&P) 500 Stock Index and the NAREIT Equity Index for the six- and 12-month periods ended October 31, 2000.

INVESTMENT RESULTS*
Periods ended October 31, 2000

                                                           ---------------------
                                                               Total Returns
                                                           ---------------------
                                                           6 Months    12 Months
--------------------------------------------------------------------------------
Alliance Real Estate
Investment
Institutional
Fund
     Class I                                                 5.69%      18.28%
--------------------------------------------------------------------------------
     Class II                                                5.54%      17.86%
--------------------------------------------------------------------------------
S&P 500
Stock Index                                                 -1.03%       6.08%
--------------------------------------------------------------------------------
NAREIT
Equity Index                                                 6.67%      18.30%
--------------------------------------------------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of October 31, 2000. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during the period. Past


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6 o ALLIANCE INSTITUTIONAL FUNDS
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                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

      performance is no guarantee of future results.

      The S&P 500 Stock Index is an unmanaged index of 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market. The unmanaged National Association of Real Estate Investment Trusts (NAREIT) Equity Index is a market-valued-weighted index based upon the last closing price of the month for tax-qualified real estate investment trusts (REITs) listed on the NYSE, AMEX and the NASDAQ. The indices reflect no fees or expenses. An investor cannot invest directly in the indices, and their results are not indicative of any specific investment, including Alliance Real Estate Investment Institutional Fund.

      Additional investment results appear on pages 20-23.

For the fiscal year ending October 31, 2000, the Fund performed roughly in line with the NAREIT Equity Index. Class I shares produced returns of 18.28% (after all fees and expenses) compared with 18.30% for the aforementioned index. The Fund produced returns in line with the benchmark in the first half of the fiscal year and lagged somewhat in the more recent six-month period.

The companies in which the Fund invested have performed well throughout the year. The Fund's large investments in companies with exposure to office and apartment markets in the northeastern U.S. and northern California served us well and helped performance. Underlying real estate fundamentals in these markets have been superb all year. However, concerns about the health of the technology-based economy caused some of these companies' shares to retrench in recent months. This negatively impacted the Fund's performance.

Additionally, a large redemption in the Fund occurred in June. As a result, we had to raise and hold cash for several days when the real estate investment trust (REIT) market was performing well. This was the cause of most of the Fund's underperformance in the latest six-month period.

Market Overview

The shares of real estate companies have performed well this year. After two years of declines, REIT shares traded at historically low multiples of cash flow and at the lower end of their historic range relative to the value of the assets they owned. In addition, underlying fundamentals remained far more ebullient than most observers expected. Also, and perhaps most importantly, the investment community rediscovered something that resembles sanity with respect to the profitless prosperity of the Internet phenomenon. As a result, the market corrected some of its most egregious excesses. The question that follows is, now what?

It is our contention that the re-balancing of the various sectors within the stock market has just begun. The S&P 500 Stock Index ended October 8% below its all-time peak (set in March 2000) and still almost 50% above its level in December 1997. Furthermore, those sectors that were expensive remain expensive. Those that were cheap remain so, as well. For example, the Internet arena, as measured by the Interactive Week Internet Index, lost 37% of its


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                                                ALLIANCE INSTITUTIONAL FUNDS o 7
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----------------------
LETTER TO SHAREHOLDERS
----------------------

value between its March peak and the end of October. However, it still has risen nearly five-fold since the sector began its run at the end of 1997.

On the other hand, REITs (as a convenient example of the other end of the spectrum) have seen their share prices rise 8% through the first 10 months of this year. However, quarter-end price levels were still 30% below the prior peak set in 1997. This large disparity in longer-term performance created a discontinuity in valuation relative to expectation that remains completely out of balance. Currently, the S&P 500 Stock Index trades at 23 times forward earnings which are expected to grow 10% next year. This is a price-to-earnings to growth ("PEG") ratio of 2.3 times. REITs are generally expected to grow their cash flow 7% next year, yet trade at a PEG of only 1.02. REITs are, therefore, still cheap compared to other companies without even considering their lower-risk profile than most other equities.

Currently, REITs possess characteristics that should make them less volatile than other securities. The cash flow of REITs is derived from a stream of contractual lease payments. About 70% of all REITs have long-term leases with their tenants (and many for periods as long as 10 years). Consequently, this cash flow stream is highly predictable and largely recurring in nature. In the context of moderate construction levels, this should help smooth out any negative effects of the business cycle should we head into a recession. REIT shares are typically less volatile than other equities. Over the past five years, REITs have traded with between one-third and one-half the monthly volatility of the broader stock market. REITs also typically pay out a significant dividend to shareholders. Approximately 50% of the expected return from REITs will likely come in the form of dividends compared to approximately 10% for other equities. Also, REITs do not correlate well to other investments. Adding REITs lowers the risk of holding a diversified portfolio because their pattern of performance helps offset the volatility of other securities.

Investment Strategy

Not all REITs are created equal. Fundamentals vary widely based on local market exposure, asset quality, balance sheet strength and strategy, development expertise, and management quality. Valuations vary based on the same parameters, but not always in concert with the fundamentals. We seek to invest in companies with better-than-average fundamentals (primarily driven by market exposure and management) at approximately average valuations.

For some time now, this has led us to emphasize supply-constrained market exposure in our security selection. Presently, the markets that appear best positioned to us are California apartments, high quality apartments in the northeast, and offices (especially in the central business districts) in northern California, the Pacific northwest and the northeast in general. These markets constitute 31% of the Fund's portfolio, which is roughly double their representation in the REIT market as a whole. Likewise, we have sought to avoid ex-


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8 o ALLIANCE INSTITUTIONAL FUNDS
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                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

posure to strip malls, factory outlet centers, hotels, and suburban office properties in the southeast as well as suburban offices in the midwest. These market sectors represent about 3% of our portfolio compared with more than twice that level for the REIT market as a whole.

Indeed, we have increasingly focused on companies with development expertise in the tight markets we favor. Development not only adds to the exposure we seek, but it adds significantly to the ability of management to add value over and above that created by market selection alone. Virtually every real estate company that boasts development capability in the markets we favor is in the Fund's portfolio.

Market Outlook

We continue to believe that the REIT market is well positioned for strong performance over the next few years. The high in-place dividend yields, secure cash flow dynamics, and relatively low valuation should appeal to investors in these uncertain times. In fact, the choppiness of the markets during the month of October should enhance the appeal of this sector. Within the real estate sector, we are convinced that a well-valued portfolio focused on the most supply-constrained markets will produce superior performance. This is how we have positioned our investments. In fact we have been using the recent weakness in the entire equity market (including REITs) to shift more of our capital into the companies whose markets we favor.

Alliance International Premier Growth Institutional Fund

Portfolio Managers: Alfred Harrison and Thomas Kamp

Investment Objective and Policies

Alliance International Premier Growth Institutional Fund (the "Fund") is an open-end fund that seeks long-term growth of capital by investing predominantly in equity securities of a limited number of carefully selected, international companies that are judged likely to achieve superior earnings growth. Current income is incidental to the Fund's objective.

Investment Results

The Fund commenced investment operations on October 6, 2000. Since the Fund was invested for less than a month, there is no meaningful performance information to provide for its annual reporting period ended October 31, 2000. Please refer to the Economic Review and Outlook section to learn more about investments and market activity during the recent period and the Portfolio of Investments section for financial information.

Economic Review and Outlook

While we do not believe that the U.S. is headed toward a "hard landing," continued high interest rates and high oil prices have begun to erode not only the stretched valuations on technology stocks, but also the growth in many economies around the world. If the fundamentals in certain sectors were not so strong and the only gauge of economic performance was the stock market, one might be tempted to wonder if


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                                                ALLIANCE INSTITUTIONAL FUNDS o 9

----------------------
LETTER TO SHAREHOLDERS
----------------------

there was a global recession just over the horizon.

In reality, the underlying fundamentals of certain industries are indeed very strong. While stock market performance may indicate investor sentiment, this does not always accurately reflect economic performance. The Asia region (ex-Japan) continues to be a source of rapid economic expansion, with gross domestic product (GDP) growth in China, South Korea and Taiwan--all in excess of 5%--definitely not apparent in their individual stock market returns. Japan's anemic growth over the past decade has begun a gradual move toward growth driven by a healthier Japanese consumer and gradual structural changes.

Europe's economic health has recently become apparent despite the weak euro. While the GDP of countries using the euro never reached levels achieved in the U.S., structural changes driven by the single currency are acting as a tailwind for Europe's economies, adding stability to growth that other economies lack. Two areas of impact include increased liquidity in the capital markets, allowing companies greater access to funding, and the pressures on governments and companies to compete head-to-head with a single currency creating competition, which in turn leads to efficiency.

At the core of our investment discipline, however, is a careful stock selection process. Our process is one that adds value through individual stock selection, and active intra-period trading. We recognize concerns that have been raised lately, including the health of the telecommunications service industry, weakness in PC and mobile handset demand, over-capacity in certain areas of the semi-conductor industry, and the high price of oil. While some concerns are due to changes in real fundamentals, others are a result of the painful transition from an unsustainable rate of growth, to a more normal, but still above average, rate of growth.

For this reason, we invest on an individual company basis, carefully choosing the company rather than the industry or the sector. While certain stock markets have not reflected recent underlying economic performance, we believe that in the end, winners will surface, and patience will be rewarded. While caution is warranted due to a trend in slowing global growth, individual stock selection will be the key determinant of investment success. We also believe that this environment will reinforce our investment process and be a positive one for the stocks in our portfolio.

Portfolio Management and Strategy

The portfolio management of the Fund is focused on marrying the underlying fundamentals of earnings and cash flow of each respective company with its current share price, relative to other investment alternatives. Alliance Capital's large global equity research team and portfolio managers situated in numerous locations around the world perform fundamental analysis and research on each portfolio company. The Fund's industry sector and geographic weightings are a by-product of specific "bottom-up" company-


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10 o ALLIANCE INSTITUTIONAL FUNDS

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

[PHOTO OMITTED]    Alfred
                   Harrison

[PHOTO OMITTED]    Bruce K.
                   Aronow

[PHOTO OMITTED]    Daniel G.
                   Pine

[PHOTO OMITTED]    Thomas
                   Kamp

by-company stock selection rather than from a predetermined top-down allocation.

In conclusion, we would like to thank you for the continued confidence you have shown in the portfolios of Alliance Institutional Funds, and we look forward to reporting their progress to you in the future.

Sincerely,


/s/ Alfred Harrison

Alfred Harrison
Executive Vice President


/s/ Bruce K. Aronow

Bruce K. Aronow
Senior Vice President


/s/ Daniel G. Pine

Daniel G. Pine
Senior Vice President


/s/ Thomas Kamp

Thomas Kamp
Portfolio Manager


Portfolio Manager Alfred Harrison has over 39 years of investment experience, Bruce K. Aronow has over 12 years of investment experience, Daniel G. Pine has over 20 years of investment experience, and Thomas Kamp has over 14 years of investment experience.


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                                               ALLIANCE INSTITUTIONAL FUNDS o 11
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---------------------------------
PREMIER GROWTH INSTITUTIONAL FUND
               PERFORMANCE UPDATE
---------------------------------

PREMIER GROWTH INSTITUTIONAL FUND
PERFORMANCE UPDATE

ALLIANCE PREMIER GROWTH INSTITUTIONAL FUND
GROWTH OF A $10,000 INVESTMENT
1/31/98* TO 10/31/00

    [THE FOLLOWING WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

Alliance Premier Growth Institutional Fund Class I: $17,254

Russell 1000 Growth Stock Index: $16,850

S&P 500 Stock Index: $15,116

This chart illustrates the total value of an assumed $10,000 investment in Alliance Premier Growth Institutional Fund Class I shares (from 1/31/98 to 10/31/00) as compared to the performance of appropriate broad-based indices. The chart assumes the reinvestment of dividends and capital gains. Performance for Class II shares will vary from the results shown above due to differences in expenses charged to that class. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Standard & Poor's 500 Stock Index is comprised of 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market.

The unmanaged Russell 1000 Growth Stock Index contains those securities in the Russell 1000 Stock Index with a greater-than-average growth orientation. The unmanaged Russell 1000 Growth Stock Index is comprised of 1000 of the largest capitalized companies that are traded in the United States.

An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Premier Growth Institutional Fund.

*     Closest month-end after Fund's Class I share inception date of 1/7/98.


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12 o ALLIANCE INSTITUTIONAL FUNDS
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                                               ---------------------------------
                                               PREMIER GROWTH INSTITUTIONAL FUND
                                               PERFORMANCE UPDATE
                                               ---------------------------------

PREMIER GROWTH INSTITUTIONAL FUND
PERFORMANCE UPDATE

ALLIANCE PREMIER GROWTH INSTITUTIONAL FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 10/31

    [THE FOLLOWING WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                  Alliance Premier Growth Institutional Fund--
                           Yearly Periods Ended 10/31
--------------------------------------------------------------------------------
                            Alliance Premier Growth          Russell 1000 Growth
                              Institutional Fund                 Stock Index
--------------------------------------------------------------------------------
10/31/98*                          26.20%                          18.24%
10/31/99                           39.17%                          34.25%
10/31/00                            3.94%                           9.33%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class I shares and are based on the Fund's net asset value (NAV). Returns for Class II shares will vary due to differences in expenses charged to this class. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during the period.

The unmanaged Russell 1000 Growth Stock Index contains those securities in the Russell 1000 Stock Index with a greater-than-average growth orientation. The Russell 1000 Growth Stock Index is comprised of 1000 of the largest capitalized companies that are traded in the United States. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including Alliance Premier Growth Institutional Fund.

* The Fund's return for the period ended 10/31/98 is from the Fund's inception date of 1/7/98 through 10/31/98. The benchmark's return for the period ended 10/31/98 is from 12/31/97 through 10/31/98.


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 13

---------------------------------
PREMIER GROWTH INSTITUTIONAL FUND
                PORTFOLIO SUMMARY
---------------------------------

PREMIER GROWTH INSTITUTIONAL FUND
PORTFOLIO SUMMARY
October 31, 2000

INCEPTION DATES               PORTFOLIO STATISTICS
Class I Shares                Net Assets ($mil): $456.5
1/7/98                        Median Market Capitalization ($mil): $91,095

Class II Shares
1/7/98

SECTOR BREAKDOWN

o      34.50% Technology
o      33.94% Consumer Services
o      13.71% Finance
o       7.49% Health Care
o       4.79% Multi-Industry Companies      [PIE CHART OMITTED]
o       3.06% Energy
o       0.40% Aerospace & Defense
o       0.34% Utilities
o       1.77% Short-Term

All data as of October 31, 2000. The Fund's sector breakdown may vary over time. The breakdown is expressed as a percentage of total investments.


--------------------------------------------------------------------------------
14 o ALLIANCE INSTITUTIONAL FUNDS

                                               ---------------------------------
                                               PREMIER GROWTH INSTITUTIONAL FUND
                                               INVESTMENT RESULTS
                                               ---------------------------------

PREMIER GROWTH INSTITUTIONAL FUND
INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2000

Class I Shares
--------------------------------------------------------------------------------
                                     Period Ended              Period Ended
                                   October 31, 2000         September 30, 2000
                  1 Year                  3.94%                    15.87%
        Since Inception*                 23.79%                    26.12%

Class II Shares
--------------------------------------------------------------------------------
                                     Period Ended              Period Ended
                                   October 31, 2000         September 30, 2000
                  1 Year                  3.54%                    15.52%
        Since Inception*                 23.31%                    25.66%

      The Fund's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares.

      The Fund concentrates its investments in a limited number of issues and an investment in the Fund is therefore subject to greater risk and volatility than investments in a more diversified portfolio.

      Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Inception: 1/7/98 Class I & II.


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 15

-------------------------
QUASAR INSTITUTIONAL FUND
       PERFORMANCE UPDATE
-------------------------

QUASAR INSTITUTIONAL FUND
PERFORMANCE UPDATE

ALLIANCE QUASAR INSTITUTIONAL FUND
GROWTH OF A $10,000 INVESTMENT
3/31/98* TO 10/31/00

                              [LINE CHART OMITTED]

S&P 500 Stock Index: $13,413

Russell 2000 Growth Stock Index: $11,563

Alliance Quasar Institutional Fund Class I: $11,305

This chart illustrates the total value of an assumed $10,000 investment in Alliance Quasar Institutional Fund Class I shares (from 3/31/98 to 10/31/00) as compared to the performance of appropriate broad-based indices. The chart assumes the reinvestment of dividends and capital gains. Performance for Class II shares will vary from the results shown above due to differences in expenses charged to that class. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The Standard & Poor's 500 Stock Index is an unmanaged index of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market.

The unmanaged Russell 2000 Growth Stock Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Index is a capitalization-weighted index that includes 2,000 of the smallest stocks, representing approximately 10% of the U.S. equity market.

An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Quasar Institutional Fund.

*     Closest month-end after Fund's Class I share inception date of 3/17/98.


--------------------------------------------------------------------------------
16 o ALLIANCE INSTITUTIONAL FUNDS

                                                       -------------------------
                                                       QUASAR INSTITUTIONAL FUND
                                                       PERFORMANCE UPDATE
                                                       -------------------------

QUASAR INSTITUTIONAL FUND
PERFORMANCE UPDATE

ALLIANCE QUASAR INSTITUTIONAL FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 10/31

    [THE FOLLOWING WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

         Alliance Quasar Institutional Fund--Yearly Periods Ended 10/31
--------------------------------------------------------------------------------
                                   Alliance Quasar          Russell 2000 Growth
                                 Institutional Fund             Stock Index
--------------------------------------------------------------------------------
10/31/98*                              -25.80%                   -23.00%
10/31/99                                 6.88%                    29.28%
10/31/00                                43.69%                    16.16%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class I shares and are based on the net asset value (NAV). Returns for Class II shares will vary due to differences in expenses charged to this class. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during the period.

The unmanaged Russell 2000 Growth Stock Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Index is a capitalization-weighted index that includes 2,000 of the smallest stocks, representing approximately 10% of the U.S. equity market. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Quasar Institutional Fund.

* The Fund's return for the period ended 10/31/98 is from the Fund's inception date of 3/17/98. The benchmark's return for the period ended 10/31/98 is from 3/31/98 through 10/31/98.


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 17

-------------------------
QUASAR INSTITUTIONAL FUND
        PORTFOLIO SUMMARY
-------------------------

QUASAR INSTITUTIONAL FUND
PORTFOLIO SUMMARY
October 31, 2000

INCEPTION DATES               PORTFOLIO STATISTICS
Class I Shares                Net Assets ($mil): $12.6
3/17/98                       Median Market Capitalization ($mil): $1,457

Class II Shares
3/17/98

SECTOR BREAKDOWN
o      30.88% Technology
o      23.88% Health Care
o      18.32% Consumer Services
o       4.91% Energy
o       4.91% Finance
o       4.18% Capital Goods                 [PIE CHART OMITTED]
o       2.19% Utilities
o       1.84% Basic Industry
o       1.28% Transportation
o       1.24% Consumer Manufacturing
o       0.21% Multi Industry Companies
o       6.16% Short-Term

All data as of October 31, 2000. The Fund's sector breakdown may vary over time. This breakdown is expressed as a percentage of total investments.


--------------------------------------------------------------------------------
18 o ALLIANCE INSTITUTIONAL FUNDS

                                                       -------------------------
                                                       QUASAR INSTITUTIONAL FUND
                                                       INVESTMENT RESULTS
                                                       -------------------------

QUASAR INSTITUTIONAL FUND
INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2000

Class I Shares
--------------------------------------------------------------------------------
                                     Period Ended              Period Ended
                                   October 31, 2000         September 30, 2000
                  1 Year                 43.69%                    56.03%
        Since Inception*                  5.09%                    55.79%

Class II Shares
--------------------------------------------------------------------------------
                                     Period Ended              Period Ended
                                   October 31, 2000         September 30, 2000
                  1 Year                 43.29%                     8.96%
        Since Inception*                  4.83%                     8.73%

      The Fund's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares.

      The Fund can invest in foreign securities, which may magnify these fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Investments in smaller companies tend to be more volatile than investments in large-cap or mid-cap companies. The Fund pursues an aggressive investment strategy and an investment in the Fund is risky.

      Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Inception: 3/17/98, Class I & Class II.


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 19

-----------------------------------------
REAL ESTATE INVESTMENT INSTITUTIONAL FUND
                       PERFORMANCE UPDATE
-----------------------------------------

REAL ESTATE INVESTMENT INSTITUTIONAL FUND
PERFORMANCE UPDATE

ALLIANCE REAL ESTATE INVESTMENT INSTITUTIONAL FUND
GROWTH OF A $10,000 INVESTMENT
12/31/97* TO 10/31/00

  [THE FOLLOWING WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

S&P 500 Stock Index: $15,283

NAREIT Equity Index: $9,172

Alliance Real Estate Investment Institutional Fund Class I: $8,800

This chart illustrates the total value of an assumed $10,000 investment in Alliance Real Estate Investment Institutional Fund Class I shares (from 12/31/97 to 10/31/00) as compared to the performance of appropriate broad-based indices. The chart assumes the reinvestment of dividends and capital gains. Performance for Class II shares will vary from the results shown above due to differences in expenses charged to that class. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The Standard & Poor's 500 Stock Index is an unmanaged index of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market.

The unmanaged National Association of Real Estate Investment Trusts (NAREIT) Equity Index is a market-valued-weighted index based upon the last closing price of the month for tax-qualified real estate investment trusts (REITs) listed on the NYSE, AMEX and the NASDAQ.

An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Real Estate Investment Institutional Fund.

*     Closest month-end after Fund's Class I share inception date of 12/9/97.


--------------------------------------------------------------------------------
20 o ALLIANCE INSTITUTIONAL FUNDS

                                       -----------------------------------------
                                       REAL ESTATE INVESTMENT INSTITUTIONAL FUND
                                       PERFORMANCE UPDATE
                                       -----------------------------------------

REAL ESTATE INVESTMENT INSTITUTIONAL FUND
PERFORMANCE UPDATE

ALLIANCE REAL ESTATE INVESTMENT INSTITUTIONAL FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 10/31

    [THE FOLLOWING WAS REPRESENTED BY A BAR GRAPH IN THE PRINTED MATERIAL.]

              Alliance Real Estate Investment Institutional Fund--
                           Yearly Periods Ended 10/31
--------------------------------------------------------------------------------
                                Alliance Real Estate                  NAREIT
                            Investment Institutional Fund          Equity Index
--------------------------------------------------------------------------------
10/31/98*                              -18.61%                       -14.63%
10/31/99                                -7.21%                        -7.04%
10/31/00                                18.28%                        18.30%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class I shares and are based on the Fund's net asset value (NAV). Returns for Class II shares will vary due to differences in expenses charged to this class. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for any sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during the period.

The unmanaged National Association of Real Estate Investment Trusts (NAREIT) Equity Index is a market-valued-weighted index based upon the last closing price of the month for tax-qualified real estate investment trusts (REITs) listed on the NYSE, AMEX and the NASDAQ. The index reflects no fees or expenses. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Real Estate Investment Institutional Fund.

* The Fund's return for the period ended 10/31/98 is from the Fund's inception date of 12/9/97 through 10/31/98. The benchmark's return for the period ended 10/31/98 is from 11/30/97 through 10/31/98.


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 21

-----------------------------------------
REAL ESTATE INVESTMENT INSTITUTIONAL FUND
                        PORTFOLIO SUMMARY
-----------------------------------------

REAL ESTATE INVESTMENT INSTITUTIONAL FUND
PORTFOLIO SUMMARY
October 31, 2000

INCEPTION DATES               PORTFOLIO STATISTICS
Class I Shares                Net Assets ($mil): $1.6
12/9/97                       Median Market Capitalization ($mil): $2,092

Class II Shares
12/9/97

SECTOR BREAKDOWN
o      22.05% Apartments
o      18.80% Office
o      10.46% Diversified & Others
o      10.43% Office - Industrial Mix
o       9.04% Regional Malls
o       8.79% Warehouse & Industrial                   [PIE CHART OMITTED]
o       4.44% Hotels & Restaurants
o       6.53% Shopping Centers
o       3.75% Real Estate Development & Management
o       3.58% Storage
o       2.12% Transportation
o       0.01% Technology - Internet

All data as of October 31, 2000. The Fund's sector breakdown may vary over time. The breakdown is expressed as a percentage of total investments.


--------------------------------------------------------------------------------
22 o ALLIANCE INSTITUTIONAL FUNDS

                                       -----------------------------------------
                                       REAL ESTATE INVESTMENT INSTITUTIONAL FUND
                                       INVESTMENT RESULTS
                                       -----------------------------------------

REAL ESTATE INVESTMENT INSTITUTIONAL FUND
INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2000

Class I Shares
--------------------------------------------------------------------------------
                                     Period Ended               Period Ended
                                   October 31, 2000          September 30, 2000
                  1 Year                 18.28%                     20.36%
        Since Inception*                 -3.82%                     -2.18%

Class II Shares
--------------------------------------------------------------------------------
                                     Period Ended               Period Ended
                                   October 31, 2000          September 30, 2000
                  1 Year                 17.86%                     20.08%
        Since Inception*                 -4.14%                     -2.53%

      The Fund's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares.

      While the Fund invests principally in the equity securities of real estate investment trusts, in order to achieve its investment objectives, the Fund may invest up to 35% of its total assets in mortgage-backed securities, which involve risks described in the prospectus. An investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general, including declines in the value of real estate, general and local economic conditions and interest rates. Investment in a fund that invests in a single sector, such as real estate, is more risky than a more diversified fund.

      Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Inception: 12/9/97, Class I & Class II.


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 23

-----------------------------------------------
INTERNATIONAL PREMIER GROWTH INSTITUTIONAL FUND
                             PERFORMANCE UPDATE
-----------------------------------------------

INTERNATIONAL PREMIER GROWTH INSTITUTIONAL FUND
PORTFOLIO SUMMARY
October 31, 2000

INCEPTION DATES               PORTFOLIO STATISTICS
Class I Shares                Net Assets ($mil): $1.0
10/6/00

Class II Shares
10/6/00

SECTOR BREAKDOWN
o      14.28% Technology
o      12.87% Finance
o      10.62% Consumer Services
o       5.62% Health Care                  [PIE CHART OMITTED]
o       3.06% Energy
o       2.66% Consumer Staples
o      50.89% Short-Term

COUNTRY BREAKDOWN
o      13.66% United Kingdom
o      12.15% Japan
o       8.96% France
o       2.92% Netherlands
o       2.78% Italy
o       2.41% Finland                      [PIE CHART OMITTED]
o       1.40% Sweden
o       1.36% China
o       1.35% Spain
o       1.21% Canada
o       0.91% Australia

o      50.89% Short-Term

All data as of October 31, 2000. The Fund's sector and country breakdowns may vary over time. These breakdowns are expressed as a percentage of total investments.


--------------------------------------------------------------------------------
24 o ALLIANCE INSTITUTIONAL FUNDS

                                               ---------------------------------
                                               PREMIER GROWTH INSTITUTIONAL FUND
                                               TEN LARGEST HOLDINGS
                                               ---------------------------------

PREMIER GROWTH INSTITUTIONAL FUND
TEN LARGEST HOLDINGS
October 31, 2000

                                                                      Percent of
Company                                               Value           Net Assets
--------------------------------------------------------------------------------
Cisco Systems, Inc.                            $ 23,872,012               5.2%
--------------------------------------------------------------------------------
Home Depot, Inc.                                 23,056,600               5.0
--------------------------------------------------------------------------------
Tyco International, Ltd.                         22,167,194               4.9
--------------------------------------------------------------------------------
Pfizer, Inc.                                     21,483,622               4.7
--------------------------------------------------------------------------------
Citigroup, Inc.                                  20,339,562               4.5
--------------------------------------------------------------------------------
Viacom, Inc. Cl.B                                19,989,003               4.4
--------------------------------------------------------------------------------
Applied Materials, Inc.                          19,656,250               4.3
--------------------------------------------------------------------------------
Time Warner, Inc. rights, expiring 1/20/04       18,658,678               4.1
--------------------------------------------------------------------------------
Nortel Networks Corp.                            18,409,300               4.0
--------------------------------------------------------------------------------
Vodafone Group Plc (ADR)                         18,246,544               4.0
--------------------------------------------------------------------------------
                                               $205,878,765              45.1%

MAJOR PORTFOLIO CHANGES
Six Months Ended October 31, 2000

                                               ---------------------------------
                                                             Shares*
                                               ---------------------------------
Purchases                                          Bought      Holdings 10/31/00
--------------------------------------------------------------------------------
Applied Materials, Inc.                           158,800              370,000
--------------------------------------------------------------------------------
AT&T Wireless Group                               365,200              605,200
--------------------------------------------------------------------------------
Cisco Systems, Inc.                               175,900              443,100
--------------------------------------------------------------------------------
Home Depot, Inc.                                  340,500              536,200
--------------------------------------------------------------------------------
Kohl's Corp.                                      220,200              286,600
--------------------------------------------------------------------------------
Micron Technology, Inc.                           297,900              297,900
--------------------------------------------------------------------------------
Nortel Networks Corp.                             333,100              404,600
--------------------------------------------------------------------------------
Time Warner, Inc. rights, expiring 1/20/04        168,500              245,800
--------------------------------------------------------------------------------
Viacom, Inc. Cl.B                                 351,455              351,455
--------------------------------------------------------------------------------
Yahoo!, Inc.                                      144,700              144,700
--------------------------------------------------------------------------------

Sales                                                Sold      Holdings 10/31/00
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.                  216,000                   -0-
--------------------------------------------------------------------------------
Gap, Inc.                                         228,050                   -0-
--------------------------------------------------------------------------------
Intel Corp.                                        28,200              153,100
--------------------------------------------------------------------------------
Lowes Cos., Inc.                                  131,200                   -0-
--------------------------------------------------------------------------------
MediaOne Group, Inc.                              186,000                   -0-
--------------------------------------------------------------------------------
Microsoft Corp.                                   118,400               78,900
--------------------------------------------------------------------------------
Philip Morris Cos., Inc.                          255,300                   -0-
--------------------------------------------------------------------------------
Schering-Plough Corp.                              95,700              149,900
--------------------------------------------------------------------------------
Sprint Corp.                                       88,700                   -0-
--------------------------------------------------------------------------------
United Technologies Corp.                          73,300                   -0-
--------------------------------------------------------------------------------

*     Adjusted for spin-offs and stock splits.


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 25

-------------------------
QUASAR INSTITUTIONAL FUND
     TEN LARGEST HOLDINGS
-------------------------

QUASAR INSTITUTIONAL FUND
TEN LARGEST HOLDINGS
October 31, 2000

                                                                      Percent of
Company                                                Value          Net Assets
--------------------------------------------------------------------------------
King Pharmaceuticals, Inc.                        $  334,391             2.7%
--------------------------------------------------------------------------------
Informatica Corp.                                    264,600             2.1
--------------------------------------------------------------------------------
Exar Corp.                                           205,563             1.6
--------------------------------------------------------------------------------
LifePoint Hospitals, Inc.                            193,750             1.5
--------------------------------------------------------------------------------
NetIQ Corp.                                          189,475             1.5
--------------------------------------------------------------------------------
DDi Corp.                                            183,712             1.5
--------------------------------------------------------------------------------
SBA Communications Corp. Cl.A                        175,437             1.4
--------------------------------------------------------------------------------
Elantec Semiconductor, Inc.                          166,875             1.3
--------------------------------------------------------------------------------
Laboratory Corp. of America Holdings                 161,850             1.3
--------------------------------------------------------------------------------
Expeditors International of Washington, Inc.         160,812             1.3
--------------------------------------------------------------------------------
                                                  $2,036,465            16.2%

MAJOR PORTFOLIO CHANGES
Six Months Ended October 31, 2000

                                               ---------------------------------
                                                             Shares*
                                               ---------------------------------
Purchases                                          Bought      Holdings 10/31/00
--------------------------------------------------------------------------------
Cephalon, Inc.                                      2,500                2,500
--------------------------------------------------------------------------------
Digital Lightwave, Inc.                             1,500                1,500
--------------------------------------------------------------------------------
Entravision Communications Corp. Cl.A               7,400                7,400
--------------------------------------------------------------------------------
Exfo Electro-Optical Engineering, Inc.              2,000                2,000
--------------------------------------------------------------------------------
MatrixOne, Inc.                                     3,400                3,400
--------------------------------------------------------------------------------
Medicis Pharmaceutical Corp. Cl.A                   2,000                2,000
--------------------------------------------------------------------------------
Michaels Stores, Inc.                               2,600                2,600
--------------------------------------------------------------------------------
MSC Industrial Direct Co., Inc. Cl.A                6,200                6,200
--------------------------------------------------------------------------------
Natural MicroSystems Corp.                          2,500                2,500
--------------------------------------------------------------------------------
Priority Healthcare Corp. Cl.B                      2,400                2,400
--------------------------------------------------------------------------------

Sales                                                Sold      Holdings 10/31/00
--------------------------------------------------------------------------------
CDW Computer Centers, Inc.                          3,300                1,900
--------------------------------------------------------------------------------
Celgene Corp.                                       8,400                   -0-
--------------------------------------------------------------------------------
Fairchild Semiconductor Corp.                      13,600                   -0-
--------------------------------------------------------------------------------
IDEC Pharmaceuticals Corp.                          3,600                   -0-
--------------------------------------------------------------------------------
Insight Enterprises, Inc.                           8,300                   -0-
--------------------------------------------------------------------------------
Legg Mason, Inc.                                    8,100                   -0-
--------------------------------------------------------------------------------
LifePoint Hospitals, Inc.                          25,100                5,000
--------------------------------------------------------------------------------
Millicom International Cellular, SA                10,400                2,100
--------------------------------------------------------------------------------
Orthodontic Centers of America, Inc.               15,000                   -0-
--------------------------------------------------------------------------------
Quest Diagnostics, Inc.                             8,900                  600
--------------------------------------------------------------------------------

*     Adjusted for a stock split.


--------------------------------------------------------------------------------
26 o ALLIANCE INSTITUTIONAL FUNDS

                                       -----------------------------------------
                                       REAL ESTATE INVESTMENT INSTITUTIONAL FUND
                                       TEN LARGEST HOLDINGS
                                       -----------------------------------------

REAL ESTATE INVESTMENT INSTITUTIONAL FUND
TEN LARGEST HOLDINGS
October 31, 2000

                                                                      Percent of
Company                                                Value          Net Assets
--------------------------------------------------------------------------------
Equity Office Properties Trust                      $129,537               8.2%
--------------------------------------------------------------------------------
Vornado Realty Trust                                  99,216               6.3
--------------------------------------------------------------------------------
Boston Properties, Inc.                               89,100               5.6
--------------------------------------------------------------------------------
Apartment Investment & Management Co.                 86,806               5.5
--------------------------------------------------------------------------------
Spieker Properties, Inc.                              83,062               5.2
--------------------------------------------------------------------------------
AvalonBay Communities, Inc.                           73,500               4.6
--------------------------------------------------------------------------------
Equity Residential Properties Trust                   70,594               4.5
--------------------------------------------------------------------------------
Reckson Associates Realty Corp.                       65,613               4.1
--------------------------------------------------------------------------------
Brookfield Properties Corp.                           61,250               3.9
--------------------------------------------------------------------------------
Public Storage, Inc.                                  58,500               3.7
--------------------------------------------------------------------------------
                                                    $817,178              51.6%

MAJOR PORTFOLIO CHANGES
Six Months Ended October 31, 2000

                                               ---------------------------------
                                                             Shares
                                               ---------------------------------
Purchases                                         Bought       Holdings 10/31/00
--------------------------------------------------------------------------------
Catellus Development Corp.                         1,900                 1,900
--------------------------------------------------------------------------------
CenterPoint Properties Corp.                         600                   600
--------------------------------------------------------------------------------
Federal Realty Investment Trust                      900                   900
--------------------------------------------------------------------------------
VelocityHSI, Inc.                                    100                   100
--------------------------------------------------------------------------------

Sales                                               Sold       Holdings 10/31/00
--------------------------------------------------------------------------------
Apartment Investment & Management Co.              4,700                 1,900
--------------------------------------------------------------------------------
AvalonBay Communities, Inc.                        3,600                 1,600
--------------------------------------------------------------------------------
Boston Properties, Inc.                            5,300                 2,200
--------------------------------------------------------------------------------
Brookfield Properties Corp.                       13,700                 4,000
--------------------------------------------------------------------------------
Equity Office Properties Trust                     6,500                 4,300
--------------------------------------------------------------------------------
Pan Pacific Retail Properties, Inc.                7,500                 2,400
--------------------------------------------------------------------------------
ProLogis Trust                                     7,600                 2,600
--------------------------------------------------------------------------------
Public Storage, Inc.                               6,500                 2,600
--------------------------------------------------------------------------------
Reckson Associates Realty Corp.                    8,200                 2,900
--------------------------------------------------------------------------------
Vornado Realty Trust                               4,600                 2,850
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 27

-----------------------------------------------
INTERNATIONAL PREMIER GROWTH INSTITUTIONAL FUND
                           TEN LARGEST HOLDINGS
-----------------------------------------------

INTERNATIONAL PREMIER GROWTH INSTITUTIONAL FUND
TEN LARGEST HOLDINGS
October 31, 2000

                                                                    Percent of
Company                                                Value        Net Assets
--------------------------------------------------------------------------------
Takeda Chemical Industries, Ltd.                    $ 65,894               6.3%
--------------------------------------------------------------------------------
Vodafone AirTouch Group Plc                           53,672               5.2
--------------------------------------------------------------------------------
STMicroelectronics                                    50,449               4.9
--------------------------------------------------------------------------------
Nokia Corp.                                           45,264               4.4
--------------------------------------------------------------------------------
BP Amoco Plc                                          43,252               4.2
--------------------------------------------------------------------------------
Canon, Inc.                                           39,683               3.8
--------------------------------------------------------------------------------
Alcatel                                               36,609               3.5
--------------------------------------------------------------------------------
Reuters Group Plc                                     33,102               3.2
--------------------------------------------------------------------------------
Alleanza Assicurazioni                                31,833               3.1
--------------------------------------------------------------------------------
Kao Corp.                                             29,968               2.9
--------------------------------------------------------------------------------
                                                    $429,726              41.5%

MAJOR PORTFOLIO CHANGES
October 6, 2000(a) to October 31, 2000

                                               ---------------------------------
                                                             Shares
                                               ---------------------------------
Purchases                                         Bought       Holdings 10/31/00
--------------------------------------------------------------------------------
Alcatel                                              600                   600
--------------------------------------------------------------------------------
Alleanza Assicurazioni                             2,400                 2,400
--------------------------------------------------------------------------------
BP Amoco Plc                                       5,100                 5,100
--------------------------------------------------------------------------------
Canon, Inc.                                        1,000                 1,000
--------------------------------------------------------------------------------
CGNU Plc                                           2,200                 2,200
--------------------------------------------------------------------------------
Nokia Corp.                                        1,100                 1,100
--------------------------------------------------------------------------------
Reuters Group Plc                                  1,700                 1,700
--------------------------------------------------------------------------------
STMicroelectronics                                 1,000                 1,000
--------------------------------------------------------------------------------
Takeda Chemical Industries, Ltd.                   1,000                 1,000
--------------------------------------------------------------------------------
Vodafone AirTouch Group Plc                       12,900                12,900
--------------------------------------------------------------------------------

(a)   Commencement of operations.


--------------------------------------------------------------------------------
28 o ALLIANCE INSTITUTIONAL FUNDS

                                               ---------------------------------
                                               PREMIER GROWTH INSTITUTIONAL FUND
                                               PORTFOLIO OF INVESTMENTS
                                               ---------------------------------

PREMIER GROWTH INSTITUTIONAL FUND
PORTFOLIO OF INVESTMENTS
October 31, 2000

Company                                                     Shares               Value
--------------------------------------------------------------------------------------
COMMON STOCKS-99.5%

Technology-35.0%
Communication Equipment-13.2%
Corning, Inc. ......................................        96,700      $    7,397,550
EMC Corp.(a)........................................       161,500          14,383,594
JDS Uniphase Corp.(a)...............................        73,160           5,957,967
Nokia Corp. (ADR) (Finland).........................       303,700          12,983,175
Nortel Networks Corp. (Canada)......................       404,600          18,409,300
TyCom, Ltd. (Bermuda)(a)............................        30,400           1,018,400
                                                                        --------------
                                                                            60,149,986
                                                                        --------------
Computer Hardware-2.1%
Dell Computer Corp.(a)..............................        93,100           2,746,450
Sun Microsystems, Inc.(a)...........................        61,500           6,818,813
                                                                        --------------
                                                                             9,565,263
                                                                        --------------
Computer Software-3.4%
Amdocs, Ltd.(a).....................................        83,500           5,411,844
Microsoft Corp.(a)..................................        78,900           5,434,237
Oracle Corp.(a).....................................       147,600           4,870,800
                                                                        --------------
                                                                            15,716,881
                                                                        --------------
Internet-1.9%
Yahoo!, Inc.(a).....................................       144,700           8,483,038
                                                                        --------------

Networking Software-5.2%
Cisco Systems, Inc.(a)..............................       443,100          23,872,012
                                                                        --------------

Semi-Conductor Capital Equipment-4.3%
Applied Materials, Inc.(a)..........................       370,000          19,656,250
                                                                        --------------

Semi-Conductor Components-4.9%
Altera Corp.(a).....................................        42,200           1,727,563
Intel Corp. ........................................       153,100           6,889,500
Micron Technology, Inc.(a)..........................       297,900          10,352,025
Texas Instruments, Inc. ............................        65,700           3,223,406
                                                                        --------------
                                                                            22,192,494
                                                                        --------------
                                                                           159,635,924
                                                                        --------------
Consumer Services-34.4%
Airlines-5.2%
Continental Airlines, Inc.(a).......................       114,100           5,990,250
Delta Air Lines, Inc. ..............................        57,700           2,726,325
KLM Royal Dutch Air(a) (Netherlands)................       154,733           2,804,536
Northwest Airlines Corp. Cl.A(a)....................       144,000           4,104,000
UAL Corp. ..........................................       215,900           8,190,706
                                                                        --------------
                                                                            23,815,817
                                                                        --------------


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 29

---------------------------------
PREMIER GROWTH INSTITUTIONAL FUND
         PORTFOLIO OF INVESTMENTS
---------------------------------

Company                                                     Shares               Value
--------------------------------------------------------------------------------------
Broadcasting & Cable-9.1%
AT&T Corp.-Liberty Media Group Cl.A(a)..............       692,200      $   12,459,600
Clear Channel Communications, Inc.(a)...............       135,018           8,109,519
Infinity Broadcasting Corp. Cl.A(a).................        25,800             857,850
Viacom, Inc. Cl.B(a)................................       351,455          19,989,003
                                                                        --------------
                                                                            41,415,972
                                                                        --------------
Cellular Communications-7.3%
AT&T Wireless Group(a)..............................       605,200          15,092,175
Vodafone Group Plc (ADR) (United Kingdom)...........       428,700          18,246,544
                                                                        --------------
                                                                            33,338,719
                                                                        --------------
Entertainment & Leisure-4.4%
The Walt Disney Co. ................................        33,800           1,210,462
Time Warner, Inc. rights, expiring 1/20/04..........       245,800          18,658,678
                                                                        --------------
                                                                            19,869,140
                                                                        --------------
Retail-General Merchandise-8.4%
Home Depot, Inc. ...................................       536,200          23,056,600
Kohl's Corp.(a).....................................       286,600          15,530,137
                                                                        --------------
                                                                            38,586,737
                                                                        --------------
                                                                           157,026,385
                                                                        --------------
Finance-13.9%
Banking - Money Center-4.5%
Citigroup, Inc. ....................................       386,500          20,339,562
                                                                        --------------

Brokerage & Money Management-2.9%
Goldman Sachs Group, Inc. ..........................        36,200           3,613,213
Morgan Stanley Dean Witter & Co. ...................       120,400           9,669,625
                                                                        --------------
                                                                            13,282,838
                                                                        --------------
Miscellaneous-6.5%
Associates First Capital Corp. Cl.A.................       223,476           8,296,546
MBNA Corp. .........................................       452,250          16,987,641
The CIT Group, Inc. Cl.A............................       258,960           4,515,615
                                                                        --------------
                                                                            29,799,802
                                                                        --------------
                                                                            63,422,202
                                                                        --------------
Health Care-7.6%
Drugs-7.6%
Merck & Co., Inc. ..................................        31,600           2,842,025
Pfizer, Inc. .......................................       497,450          21,483,622
Pharmacia Corp. ....................................        46,800           2,574,000
Schering-Plough Corp. ..............................       149,900           7,747,956
                                                                        --------------
                                                                            34,647,603
                                                                        --------------
Multi-Industry Companies-4.8%
Tyco International, Ltd. ...........................       391,042          22,167,194
                                                                        --------------


--------------------------------------------------------------------------------
30 o ALLIANCE INSTITUTIONAL FUNDS

                                               ---------------------------------
                                               PREMIER GROWTH INSTITUTIONAL FUND
                                               PORTFOLIO OF INVESTMENTS
                                               ---------------------------------

                                                         Shares or
                                                         Principal
                                                            Amount
Company                                                      (000)               Value
--------------------------------------------------------------------------------------
Energy-3.1%
International-2.8%
BP Amoco Plc (ADR) (United Kingdom).................       253,348      $   12,904,914
                                                                        --------------
Oil Service-0.3%
R&B Falcon Corp.(a).................................        49,400           1,235,000
                                                                        --------------
                                                                            14,139,914
                                                                        --------------
Aerospace & Defense-0.4%
Aerospace-0.4%
General Motors Corp. Cl.H(a)........................        57,870           1,874,988
                                                                        --------------
Utilities-0.3%
Telephone Utility-0.3%
AT&T Corp. .........................................        67,100           1,555,881
                                                                        --------------
Total Common Stocks
   (cost $467,713,506)..............................                       454,470,091
                                                                        --------------
SHORT-TERM INVESTMENTS-1.8%
Commercial Paper-1.8%
General Electric Capital Corp.
   6.65%, 11/01/00
   (amortized cost $8,206,000)......................       $ 8,206           8,206,000
                                                                        --------------
Total Investments-101.3%
   (cost $475,919,506)..............................                       462,676,091
Other assets less liabilities-(1.3%)................                        (6,126,809)
                                                                        --------------
Net Assets-100%.....................................                    $  456,549,282
                                                                        ==============

(a)   Non-income producing security.

      Glossary:

      ADR - American Depositary Receipt

      See notes to financial statements.


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 31

-------------------------
QUASAR INSTITUTIONAL FUND
 PORTFOLIO OF INVESTMENTS
-------------------------

QUASAR INSTITUTIONAL FUND
PORTFOLIO OF INVESTMENTS
October 31, 2000

Company                                                     Shares               Value
--------------------------------------------------------------------------------------
COMMON STOCKS-93.4%

Technology-30.7%
Communication Equipment-3.2%
Digital Lightwave, Inc.(a)..........................         1,500        $     76,031
Exfo Electro-Optical Engineering, Inc.
   (Canada)(a)......................................         2,000              76,250
Natural MicroSystems Corp.(a).......................         2,500             112,969
Powerwave Technologies, Inc.(a).....................         2,100             101,063
Stanford Microdevices, Inc.(a)......................         1,300              32,581
                                                                          ------------
                                                                               398,894
                                                                          ------------
Computer Services-0.3%
eLoyalty Corp.(a)...................................         4,200              40,425
                                                                          ------------
Computer Software-12.1%
Actuate Corp.(a)....................................         5,000             140,937
BindView Development Corp.(a).......................         6,900              53,906
Business Objects SA (ADR) (France)(a)...............         1,100              86,677
Documentum, Inc.(a).................................         1,400             119,000
Informatica Corp.(a)................................         2,800             264,600
Interwoven, Inc.(a).................................         1,500             151,125
Macrovision Corp.(a)................................         1,200              87,450
MatrixOne, Inc.(a)..................................         3,400             100,937
Micromuse, Inc.(a)..................................           400              67,875
NetIQ Corp.(a)......................................         2,200             189,475
Niku Corp.(a).......................................         2,700              42,525
SMTC Corp. (Canada)(a)..............................         3,500              66,063
WatchGuard Technologies, Inc.(a)....................         3,100             155,000
                                                                          ------------
                                                                             1,525,570
                                                                          ------------
Contract Manufacturing-3.0%
DDi Corp.(a)........................................         4,600             183,712
Plexus Corp.(a).....................................         1,800             113,513
Semtech Corp.(a)....................................         2,500              80,625
                                                                          ------------
                                                                               377,850
                                                                          ------------
Internet-1.0%
Excalibur Technologies Corp.(a).....................         1,400              82,425
Selectica, Inc.(a)..................................           800              21,100
Virage, Inc.(a).....................................         1,800              19,800
                                                                          ------------
                                                                               123,325
                                                                          ------------
Networking Software-1.3%
Ixia(a).............................................           700              16,406
Stratos Lightwave, Inc.(a)..........................         2,600              68,738
Ulticom, Inc.(a)....................................         1,600              76,400
                                                                          ------------
                                                                               161,544
                                                                          ------------


--------------------------------------------------------------------------------
32 o ALLIANCE INSTITUTIONAL FUNDS

                                                       -------------------------
                                                       QUASAR INSTITUTIONAL FUND
                                                       PORTFOLIO OF INVESTMENTS
                                                       -------------------------

Company                                                     Shares               Value
--------------------------------------------------------------------------------------
Semi-Conductor Capital Equipment-1.9%
Internet Security Systems, Inc.(a)..................         1,800        $    158,850
MKS Instruments, Inc.(a)............................         2,200              40,425
Varian Semiconductor Equipment
   Associates, Inc.(a)..............................         2,100              48,300
                                                                          ------------
                                                                               247,575
                                                                          ------------
Semi-Conductor Components-4.0%
ASAT Holdings, Ltd. (ADR) (Cayman Islands)(a).......         7,300              48,363
Elantec Semiconductor, Inc.(a)......................         1,500             166,875
International Rectifier Corp.(a)....................         1,500              66,937
Intersil Holding Corp.(a)...........................         3,000             143,812
IXYS Corp.(a).......................................         2,000              50,625
Marvell Technology Group, Ltd. (Bermuda)(a).........           500              27,875
                                                                          ------------
                                                                               504,487
                                                                          ------------
Miscellaneous-3.9%
Aeroflex, Inc.(a)...................................         2,350             139,825
Amphenol Corp. Cl.A(a)..............................         1,500              96,375
Exar Corp.(a).......................................         4,600             205,563
TTM Technologies, Inc.(a)...........................         2,700              54,000
                                                                          ------------
                                                                               495,763
                                                                          ------------
                                                                             3,875,433
                                                                          ------------
Health Care-23.8%
Biotechnology-6.7%
Cephalon, Inc.(a)...................................         2,500             134,062
Discovery Partners International(a).................         1,600              24,000
Enzon, Inc.(a)......................................         1,600             114,000
Genomic Solutions, Inc.(a)..........................         4,100              57,400
Intermune Pharmaceuticals, Inc.(a)..................         1,500              75,000
Invitrogen Corp.(a).................................         1,400             106,488
Tanox, Inc.(a)......................................         2,000              74,500
Titan Pharmaceuticals, Inc.(a)......................         2,100              88,368
Trimeris, Inc.(a)...................................         1,500             106,125
United Therapeutics Corp.(a)........................         1,300              69,550
                                                                          ------------
                                                                               849,493
                                                                          ------------
Drugs-6.8%
Alpharma, Inc. .....................................         2,600             100,912
Aurora Biosciences Corp.(a).........................         1,200              73,125
Barr Laboratories, Inc.(a)..........................           500              31,563
King Pharmaceuticals, Inc.(a).......................         7,462             334,391
Matrix Pharmaceutical, Inc.(a)......................         5,500              79,063
MediChem Life Sciences, Inc.(a).....................         3,900              35,831
Medicis Pharmaceutical Corp. Cl.A(a)................         2,000             147,250
Noven Pharmaceuticals, Inc.(a)......................         1,300              57,931
                                                                          ------------
                                                                               860,066
                                                                          ------------


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 33

-------------------------
QUASAR INSTITUTIONAL FUND
 PORTFOLIO OF INVESTMENTS
-------------------------

Company                                                     Shares               Value
--------------------------------------------------------------------------------------
Medical Products-1.1%
Biosite Diagnostics, Inc.(a)........................         1,600        $     35,200
Sybron International Corp.(a).......................         4,100             101,475
                                                                          ------------
                                                                               136,675
                                                                          ------------
Medical Services-8.5%
AmeriSource Health Corp.(a).........................         3,000             130,312
Bindley Western Industries, Inc. ...................         4,100             147,344
Caremark Rx, Inc.(a)................................         9,500             118,750
Laboratory Corp. of America Holdings................         1,200             161,850
LifePoint Hospitals, Inc.(a)........................         5,000             193,750
Priority Healthcare Corp. Cl.B(a)...................         2,400             129,000
Quest Diagnostics, Inc.(a)..........................           600              57,750
Universal Health Services, Inc. Cl.B(a).............         1,500             125,813
                                                                          ------------
                                                                             1,064,569
                                                                          ------------
Miscellaneous-0.7%
Tektronix, Inc. ....................................         1,200              85,500
                                                                          ------------
                                                                             2,996,303
                                                                          ------------
Consumer Services-18.2%
Advertising-0.3%
Administaff, Inc.(a)................................         1,200              42,600
                                                                          ------------
Apparel-0.5%
The Men's Wearhouse, Inc.(a)........................         2,100              61,425
                                                                          ------------
Broadcasting & Cable-1.6%
Entravision Communications Corp. Cl.A(a)............         7,400             130,888
ValueVision International, Inc. Cl.A(a).............         3,200              64,800
                                                                          ------------
                                                                               195,688
                                                                          ------------
Cellular Communications-1.7%
o2wireless Solutions, Inc.(a).......................         3,600              41,850
SBA Communications Corp. Cl.A(a)....................         3,500             175,437
                                                                          ------------
                                                                               217,287
                                                                          ------------
Entertainment & Leisure-1.3%
Ackerley Group, Inc. ...............................         3,700              38,387
Penton Media, Inc. .................................         4,300             131,419
                                                                          ------------
                                                                               169,806
                                                                          ------------
Printing & Publishing-0.6%
Barnes & Noble, Inc.(a).............................         3,700              69,838
                                                                          ------------
Retail-General Merchandise-3.0%
Abercrombie & Fitch Co. Cl.A(a).....................         1,900              44,769
Fred's, Inc. .......................................         3,000              63,375
Group 1 Automotive, Inc.(a).........................         6,700              66,581
MSC Industrial Direct Co., Inc. Cl.A(a).............         6,200              92,225
Ultimate Electronics, Inc.(a).......................         2,200              79,475
Venator Group, Inc.(a)..............................         2,600              36,725
                                                                          ------------
                                                                               383,150
                                                                          ------------


--------------------------------------------------------------------------------
34 o ALLIANCE INSTITUTIONAL FUNDS

                                                       -------------------------
                                                       QUASAR INSTITUTIONAL FUND
                                                       PORTFOLIO OF INVESTMENTS
                                                       -------------------------

Company                                                     Shares               Value
--------------------------------------------------------------------------------------

Miscellaneous-9.2%
Career Education Corp.(a)...........................         2,800        $    108,325
CDW Computer Centers, Inc.(a).......................         1,900             122,431
ChoicePoint, Inc.(a)................................         2,137             109,388
DigitalThink, Inc.(a)...............................         1,900              66,945
Dycom Industries, Inc.(a)...........................         4,250             159,906
FirstService Corp. (Canada)(a)......................         3,800              52,963
Iron Mountain, Inc.(a)..............................         4,200             142,012
Michaels Stores, Inc.(a)............................         2,600              63,213
Optimal Robotics Corp. (Canada)(a)..................         2,000              67,250
PC Connection, Inc.(a)..............................         1,300              35,445
Rent-Way, Inc.(a)...................................         4,400              22,275
ScanSource, Inc.(a).................................         1,700              81,175
West TeleServices Corp.(a)..........................         5,000             127,500
                                                                          ------------
                                                                             1,158,828
                                                                          ------------
                                                                             2,298,622
                                                                          ------------
Finance-4.9%
Banking-Regional-1.4%
Greater Bay Bancorp.................................         2,900              94,431
Silicon Valley Bancshares(a)........................         1,800              83,250
                                                                          ------------
                                                                               177,681
                                                                          ------------
Insurance-2.0%
Arthur J. Gallagher & Co. ..........................           700              44,188
Reinsurance Group of America, Inc. .................         3,300             123,337
StanCorp Financial Group, Inc. .....................         1,900              77,425
                                                                          ------------
                                                                               244,950
                                                                          ------------
Miscellaneous-1.5%
CompuCredit Corp.(a)................................         2,000              61,750
Investment Technology Group, Inc.(a)................         2,100              75,600
Radian Group, Inc. .................................           800              56,700
                                                                          ------------
                                                                               194,050
                                                                          ------------
                                                                               616,681
                                                                          ------------
Energy-4.9%
Domestic Producers-0.8%
Barrett Resources Corp.(a)..........................         2,700              98,213
                                                                          ------------
Oil Service-1.8%
Santa Fe International Corp. .......................         1,700              62,050
Spinnaker Exploration Co.(a)........................         3,300              99,825
W-H Energy Services, Inc.(a)........................         4,300              59,662
                                                                          ------------
                                                                               221,537
                                                                          ------------
Pipelines-1.0%
Cal Dive International, Inc.(a).....................           300              14,925
Maverick Tube Corp.(a)..............................         2,900              45,131
Patterson Energy, Inc.(a)...........................         2,400              67,500
                                                                          ------------
                                                                               127,556
                                                                          ------------


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 35

-------------------------
QUASAR INSTITUTIONAL FUND
 PORTFOLIO OF INVESTMENTS
-------------------------

Company                                                     Shares               Value
--------------------------------------------------------------------------------------
Miscellaneous-1.3%
Newfield Exploration Co.(a).........................         2,700   $         101,925
Stone Energy Corp.(a)...............................         1,300              66,560
                                                                          ------------
                                                                               168,485
                                                                          ------------
                                                                               615,791
                                                                          ------------
Capital Goods-4.2%
Electrical Equipment-1.4%
Active Power, Inc.(a)...............................         1,000              38,125
C&D Technologies, Inc. .............................         2,300             135,988
                                                                          ------------
                                                                               174,113
                                                                          ------------
Pollution Control-0.8%
Tetra Tech, Inc.(a).................................         2,800              97,300
                                                                          ------------
Miscellaneous-2.0%
Carlisle Cos., Inc. ................................         2,300              95,737
L-3 Communications Holdings, Inc.(a)................         2,400             158,250
                                                                          ------------
                                                                               253,987
                                                                          ------------
                                                                               525,400
                                                                          ------------
Utilities-2.2%
Telephone Utility-0.5%
Millicom International Cellular, SA
   (Luxembourg)(a)..................................         2,100              64,575
                                                                          ------------

Miscellaneous-1.7%
Dobson Communications Corp. Cl.A(a).................           700               9,100
FLAG Telecom Holdings, Ltd. (Bermuda)(a)............         4,200              48,825
GT Group Telecom, Inc. Cl.B(a)......................         4,000              38,875
Net2000 Communications, Inc.(a).....................         8,100              48,600
Rural Cellular Corp. Cl.A(a)........................         1,200              64,500
                                                                          ------------
                                                                               209,900
                                                                          ------------
                                                                               274,475
                                                                          ------------
Basic Industry-1.8%
Chemicals-1.1%
OM Group, Inc. .....................................         3,100             143,375
                                                                          ------------
Paper & Forest Products-0.7%
Pactiv Corp.(a).....................................         8,400              88,200
                                                                          ------------
                                                                               231,575
                                                                          ------------
Transportation-1.3%
Shipping-1.3%
Expeditors International of Washington, Inc. .......         3,100             160,812
                                                                          ------------
Consumer Manufacturing-1.2%
Auto & Related-0.6%
Tower Automotive, Inc.(a)...........................         6,800              74,800
                                                                          ------------


--------------------------------------------------------------------------------
36 o ALLIANCE INSTITUTIONAL FUNDS

                                                       -------------------------
                                                       QUASAR INSTITUTIONAL FUND
                                                       PORTFOLIO OF INVESTMENTS
                                                       -------------------------

                                                         Shares or
                                                         Principal
                                                            Amount
Company                                                      (000)               Value
--------------------------------------------------------------------------------------
Miscellaneous-0.6%
Concord Camera Corp.(a).............................         2,600        $     80,438
                                                                          ------------
                                                                               155,238
                                                                          ------------
Multi-Industry Companies-0.2%
Watson Wyatt & Co. Holdings(a)......................         1,500              25,969
                                                                          ------------
Total Common Stocks
   (cost $10,826,478)...............................                        11,776,299
                                                                          ------------
SHORT-TERM INVESTMENT-6.1%
Time Deposit-6.1%
State Street Euro Dollar
   6.00%, 11/01/00
   (amortized cost $773,000)........................         $ 773             773,000
                                                                          ------------
Total Investments-99.5%
   (cost $11,599,478)...............................                        12,549,299
Other assets less liabilities-0.5%..................                            57,408
                                                                          ------------

Net Assets-100%.....................................                      $ 12,606,707
                                                                          ============

(a)   Non-income producing security.

      Glossary:

      ADR - American Depositary Receipt

      See notes to financial statements.


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 37

-----------------------------------------
REAL ESTATE INVESTMENT INSTITUTIONAL FUND
                 PORTFOLIO OF INVESTMENTS
-----------------------------------------

REAL ESTATE INVESTMENT INSTITUTIONAL FUND
PORTFOLIO OF INVESTMENTS
October 31, 2000

Company                                                     Shares               Value
--------------------------------------------------------------------------------------
COMMON STOCKS-103.0%

Real Estate Investment Trusts-96.9%
Apartments-22.7%
Apartment Investment & Management Co. ..............         1,900        $     86,806
AvalonBay Communities, Inc. ........................         1,600              73,500
BRE Properties, Inc. ...............................           800              25,300
Equity Residential Properties Trust.................         1,500              70,594
Essex Property Trust, Inc. .........................         1,100              57,200
Gables Residential Trust............................         1,000              25,500
Post Properties, Inc. ..............................           600              20,962
                                                                          ------------
                                                                               359,862
                                                                          ------------
Diversified & Others-10.8%
Captec Net Lease Realty, Inc. ......................           500               5,312
Cousins Properties, Inc. ...........................         1,600              41,600
Entertainment Properties Trust......................         1,500              16,594
Glenborough Realty Trust, Inc. .....................           500               8,031
Vornado Realty Trust................................         2,850              99,216
                                                                          ------------
                                                                               170,753
                                                                          ------------
Hotels & Restaurants-4.6%
Hospitality Properties Trust........................         1,500              32,344
MeriStar Hospitality Corp. .........................         2,100              40,162
                                                                          ------------
                                                                                72,506
                                                                          ------------
Office-19.4%
Alexandria Real Estate Equities, Inc. ..............         1,100              37,263
Boston Properties, Inc. ............................         2,200              89,100
Equity Office Properties Trust......................         4,300             129,537
SL Green Realty Corp. ..............................         1,900              50,944
                                                                          ------------
                                                                               306,844
                                                                          ------------
Office-Industrial Mix-10.7%
Mission West Properties, Inc. ......................         1,600              21,500
Reckson Associates Realty Corp. ....................         2,900              65,613
Spieker Properties, Inc. ...........................         1,500              83,062
                                                                          ------------
                                                                               170,175
                                                                          ------------
Regional Malls-9.3%
General Growth Properties, Inc. ....................           800              23,600
Macerich Co. .......................................         2,300              45,137
Mills Corp. ........................................         2,200              37,538
Simon Property Group, Inc. .........................         1,850              41,278
                                                                          ------------
                                                                               147,553
                                                                          ------------


--------------------------------------------------------------------------------
38 o ALLIANCE INSTITUTIONAL FUNDS

                                       -----------------------------------------
                                       REAL ESTATE INVESTMENT INSTITUTIONAL FUND
                                       PORTFOLIO OF INVESTMENTS
                                       -----------------------------------------

Company                                                     Shares               Value
--------------------------------------------------------------------------------------
Shopping Centers-6.7%
Federal Realty Investment Trust.....................           900        $     17,325
Kimco Realty Corp. .................................         1,000              40,250
Pan Pacific Retail Properties, Inc. ................         2,400              49,050
                                                                          ------------
                                                                               106,625
                                                                          ------------
Storage-3.7%
Public Storage, Inc. ...............................         2,600              58,500
                                                                          ------------
Warehouse & Industrial-9.0%
AMB Property Corp. .................................         1,200              28,200
Cabot Industrial Trust..............................         1,800              33,975
CenterPoint Properties Corp. .......................           600              26,663
ProLogis Trust......................................         2,600              54,600
                                                                          ------------
                                                                               143,438
                                                                          ------------
Total Real Estate Investment Trusts.................                         1,536,256
                                                                          ------------
Real Estate Development &
Management-6.1%
Brookfield Properties Corp. (Canada)................         4,000              61,250
Catellus Development Corp.(a).......................         1,900              34,557
                                                                          ------------
Total Real Estate Development & Management..........                            95,807
                                                                          ------------
Technology-0.0%
Internet-0.0%
VelocityHSI, Inc.(a)................................           100                 106
                                                                          ------------

Total Investments-103.0%
   (cost $1,497,448)................................                         1,632,169
Other assets less liabilities-(3.0%)................                           (47,353)
                                                                          ------------

Net Assets-100%.....................................                      $  1,584,816
                                                                          ============

(a)   Non-income producing security.

      See notes to financial statements.


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 39

-----------------------------------------------
INTERNATIONAL PREMIER GROWTH INSTITUTIONAL FUND
                       PORTFOLIO OF INVESTMENTS
-----------------------------------------------

INTERNATIONAL PREMIER GROWTH INSTITUTIONAL FUND
PORTFOLIO OF INVESTMENTS
October 31, 2000

Company                                                     Shares               Value
--------------------------------------------------------------------------------------
Common Stocks-89.2%

Australia-1.7%
News Corp., Ltd. ...................................           400        $     17,200
                                                                          ------------
Canada-2.2%
Nortel Networks Corp. ..............................           500              22,750
                                                                          ------------
China-2.5%
China Telecom (Hong Kong), Ltd.(a)..................         4,000              25,644
                                                                          ------------
Finland-4.4%
Nokia Corp. ........................................         1,100              45,264
                                                                          ------------
France-16.3%
Alcatel(a)..........................................           600              36,609
Banque Nationale de Paris...........................           300              25,865
Carrefour, SA.......................................           300              20,137
Sanofi Synthelabo, SA...............................           400              21,045
STMicroelectronics..................................         1,000              50,449
Total Fina Elf, SA..................................           100              14,308
                                                                          ------------
                                                                               168,413
                                                                          ------------
Italy-5.0%
Alleanza Assicurazioni..............................         2,400              31,833
Union Credito Italiano SpA..........................         4,000              20,366
                                                                          ------------
                                                                                52,199
                                                                          ------------
Japan-22.1%
Advantest Corp. ....................................           100              13,041
Canon, Inc. ........................................         1,000              39,683
Hoya Corp. .........................................           200              16,533
Kao Corp. ..........................................         1,000              29,968
NEC Corp. ..........................................         1,000              19,063
Nomura Securities Co., Ltd. ........................         1,000              21,216
Sumitomo Trust & Banking Co., Ltd. .................         3,000              23,095
Takeda Chemical Industries, Ltd. ...................         1,000              65,894
                                                                          ------------
                                                                               228,493
                                                                          ------------
Netherlands-5.3%
ASM Lithography Holding NV(a).......................           900              25,031
United Pan- Europe Communications NV(a).............         1,700              29,790
                                                                          ------------
                                                                                54,821
                                                                          ------------
Spain-2.4%
Banco Bilbao Vizcaya Argentaria, SA.................         1,900              25,314
                                                                          ------------


--------------------------------------------------------------------------------
40 o ALLIANCE INSTITUTIONAL FUNDS

                                 -----------------------------------------------
                                 INTERNATIONAL PREMIER GROWTH INSTITUTIONAL FUND PORTFOLIO OF INVESTMENTS
                                 -----------------------------------------------

                                                         Shares or
                                                         Principal
                                                            Amount
Company                                                      (000)               Value
--------------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
October 31, 2000

Sweden-2.5%
Securitas AB........................................           600        $     12,790
Skandia Forsakrings AB..............................           800              13,570
                                                                          ------------
                                                                                26,360
                                                                          ------------
United Kingdom-24.8%
AstraZeneca Group Plc...............................           400              18,735
BP Amoco Plc........................................         5,100              43,252
British Sky Broadcast Group Plc(a)..................         1,900              27,430
CGNU Plc............................................         2,200              29,431
Reuters Group Plc...................................         1,700              33,102
Royal Bank of Scotland Group Plc....................         1,000              22,446
Standard Chartered Plc..............................         2,000              28,845
Vodafone AirTouch Group Plc(a)......................        12,900              53,672
                                                                          ------------
                                                                               256,913
                                                                          ------------
Total Common Stocks
   (cost $916,126)..................................                           923,371
                                                                          ------------
Short-Term Investment-92.4%
Time Deposit-92.4%
State Street Euro Dollar
   6.00%, 11/01/00
   (amortized cost $957,000)........................          $957             957,000
                                                                          ------------

Total Investments-181.6%
   (cost $1,873,126)................................                         1,880,371
Other assets less liabilities-(81.6%)...............                          (845,063)
                                                                          ------------

Net Assets-100%.....................................                      $  1,035,308
                                                                          ============

(a)   Non-income producing security.

      See notes to financial statements.


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 41

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

STATEMENT OF ASSETS & LIABILITIES
October 31, 2000

                                                  Premier Growth       Quasar
                                                   Institutional    Institutional
                                                       Fund             Fund
                                                   -------------     -----------
Assets
Investments in securities, at value
   (cost $475,919,506 and $11,599,478,
   respectively) ..............................      462,676,091      12,549,299
Cash ..........................................            3,645             261
Receivable for investment securities sold .....        3,403,473         294,396
Receivable for capital stock sold .............          718,486         139,365
Interest and dividends receivable .............           87,500             214
Deferred organization expenses ................           31,978          34,698
Receivable due from adviser ...................               -0-          4,514
                                                   -------------     -----------
Total assets ..................................      466,921,173      13,022,747
                                                   -------------     -----------
Liabilities
Payable for investment securities
   purchased ..................................        8,910,214         173,737
Payable for capital stock redeemed ............          946,414         141,345
Advisory fee payable ..........................          281,733              -0-
Distribution fee payable ......................            2,405              -0-
Accrued expenses ..............................          231,125         100,958
                                                   -------------     -----------
Total liabilities .............................       10,371,891         416,040
                                                   -------------     -----------
Net Assets ....................................    $ 456,549,282     $12,606,707
                                                   =============     ===========
Composition of Net Assets
Capital stock, at par .........................    $      26,775     $     1,108
Additional paid-in capital ....................      440,542,058       9,594,215
Accumulated net realized gain
   on investments and foreign currency
   transactions ...............................       29,223,864       2,061,563
Net unrealized appreciation (depreciation)
   of investments .............................      (13,243,415)        949,821
                                                   -------------     -----------
                                                   $ 456,549,282     $12,606,707
                                                   =============     ===========
Calculation of Maximum
Offering Price
Class I Shares
Net asset value, redemption and offering
   price per share ($446,372,945 /
   26,171,928 and $12,606,212 /
   1,108,233 shares of capital stock issued
   and outstanding, respectively) .............           $17.06          $11.38
                                                          ======          ======
Class II Shares
Net asset value, redemption and offering
   price per share ($10,176,337 / 602,693
   and $495 / 44 shares of capital stock
   issued and outstanding, respectively) ......           $16.88          $11.32
                                                          ======          ======

See notes to financial statements.


--------------------------------------------------------------------------------
42 o ALLIANCE INSTITUTIONAL FUNDS

                                               ---------------------------------
                                               STATEMENT OF ASSETS & LIABILITIES
                                               ---------------------------------

                                                                    International
                                                    Real Estate        Premier
                                                    Investment         Growth
                                                   Institutional    Institutional
                                                       Fund             Fund
                                                    -----------     -----------
Assets
Investments in securities, at value
   (cost $1,497,448 and $1,873,126,
   respectively) ...............................    $ 1,632,169     $ 1,880,371
Cash ...........................................         85,061          63,669
Receivable for capital stock sold ..............         47,798          14,133
Receivable for investment securities sold ......         31,444          15,456
Deferred organization expenses .................         31,298          54,959
Receivable due from adviser ....................         11,006          14,198
Interest and dividends receivable ..............          2,338             160
                                                    -----------     -----------
Total assets ...................................      1,841,114       2,042,946
                                                    -----------     -----------
Liabilities
Payable for capital stock redeemed .............        155,248           2,625
Payable for investment securities
   purchased ...................................         18,759         934,891
Distribution fee payable .......................              2              -0-
Accrued expenses ...............................         82,289          70,122
                                                    -----------     -----------
Total liabilities ..............................        256,298       1,007,638
                                                    -----------     -----------
Net Assets .....................................    $ 1,584,816     $ 1,035,308
                                                    ===========     ===========
Composition of Net Assets
Capital stock, at par ..........................    $       212     $       103
Additional paid-in capital .....................      6,279,202       1,028,583
Accumulated net investment income ..............             -0-          1,206
Accumulated net realized loss on
   investments and foreign currency
   transactions ................................     (4,829,319)           (948)
Net unrealized appreciation of investments
and foreign currency denominated
   assets and liabilities ......................        134,721           6,364
                                                    -----------     -----------
                                                    $ 1,584,816     $ 1,035,308
                                                    ===========     ===========
Calculation of Maximum
Offering Price
Class I Shares
Net asset value, redemption and offering
   price per share ($1,584,376 /
   211,954 and $1,035,308 / 102,853
   shares of capital stock issued and
   outstanding, respectively) ..................          $7.48          $10.07
                                                          =====          ======
Class II Shares
Net asset value, redemption and offering
   price per share ($440 / 58.5 shares of
   capital stock issued and outstanding)........          $7.52
                                                          =====

See notes to financial statements.


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 43

-----------------------
STATEMENT OF OPERATIONS
-----------------------

STATEMENT OF OPERATIONS
Year Ended October 31, 2000

                                                  Premier Growth       Quasar
                                                   Institutional    Institutional
                                                       Fund             Fund
                                                   ------------     -----------
Investment Income
Dividends (net of foreign taxes withheld
   of $31,956 and $1,606, respectively) .......    $  2,386,987     $    30,458
Interest ......................................         574,355          59,027
                                                   ------------     -----------
Total income ..................................       2,961,342          89,485
                                                   ------------     -----------
Expenses
Advisory fee ..................................       3,982,221         248,703
Distribution fee - Class II ...................          24,247           4,979
Custodian .....................................         140,564         125,179
Administrative ................................         123,000         123,000
Registration ..................................         111,824          14,445
Audit and legal ...............................          56,631          17,619
Transfer agency ...............................          43,677          19,357
Printing ......................................          41,436           6,360
Amortization of organization expenses .........          14,640          14,640
Directors' fees ...............................           7,135           7,327
Miscellaneous .................................           8,554           1,199
                                                   ------------     -----------
Total expenses ................................       4,553,929         582,808
Less: expenses waived and reimbursed by
   adviser (See Note B) .......................        (937,601)       (269,428)
                                                   ------------     -----------
Net expenses ..................................       3,616,328         313,380
                                                   ------------     -----------
Net investment loss ...........................        (654,986)       (223,895)
                                                   ------------     -----------
Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency
Transactions
Net realized gain on investment
   transactions ...............................      30,586,067       5,495,502
Net realized loss on foreign currency
   transactions ...............................              (8)             -0-
Net change in unrealized appreciation/
   depreciation of investments ................     (33,535,588)      2,333,738
                                                   ------------     -----------
Net gain (loss) on investments and foreign
   currency transactions ......................      (2,949,529)      7,829,240
                                                   ------------     -----------
Net Increase (Decrease) in Net Assets
   from Operations ............................    $ (3,604,515)    $ 7,605,345
                                                   ============     ===========

See notes to financial statements.


--------------------------------------------------------------------------------
44 o ALLIANCE INSTITUTIONAL FUNDS

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

                                                                    International
                                                    Real Estate       Premier
                                                    Investment         Growth
                                                   Institutional    Institutional
                                                       Fund            Fund(a)
                                                   -----------      -----------
Investment Income
Dividends (net of foreign taxes withheld
   of $204 and $0 respectively) ..............     $   116,435      $        -0-
Interest .....................................           8,875            3,650
                                                   -----------      -----------
Total income .................................         125,310            3,650
                                                   -----------      -----------
Expenses
Advisory fee .................................          19,942              628
Distribution fee - Class II ..................               1               -0-
Administrative ...............................         123,000            8,800
Custodian ....................................          75,266            2,340
Audit and legal ..............................          22,943            2,816
Registration .................................          16,242              798
Amortization of organization expenses ........          14,200               -0-
Directors' fees ..............................           7,049            1,323
Printing .....................................           6,106            1,428
Transfer agency ..............................           3,561            2,123
Miscellaneous ................................             537            4,334
                                                   -----------      -----------
Total expenses ...............................         288,847           24,590
Less: expenses waived and reimbursed by
   adviser (See Note B) ......................        (266,687)         (23,626)
                                                   -----------      -----------
Net expenses .................................          22,160              964
                                                   -----------      -----------
Net investment income ........................         103,150            2,686
                                                   -----------      -----------
Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency
Transactions
Net realized gain (loss) on investment
   transactions ..............................         274,468             (948)
Net realized loss on foreign currency
   transactions ..............................              (2)          (1,480)
Net change in unrealized appreciation/
   depreciation of investments ...............         177,644            6,364
                                                   -----------      -----------
Net gain on investments and foreign
   currency transactions .....................         452,110            3,936
                                                   -----------      -----------
Net Increase in Net Assets
   from Operations ...........................     $   555,260      $     6,622
                                                   ===========      ===========

(a)   Commencement of operations, October 6, 2000.

      See notes to financial statements.


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 45

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                               Premier Growth Institutional Fund
                                               ---------------------------------
                                                Year Ended          Year Ended
                                                October 31,         October 31,
                                                   2000                1999
                                               -------------      -------------
Increase (Decrease) in Net Assets
from Operations
Net investment loss ......................     $    (654,986)     $    (336,145)
Net realized gain on investments and
   foreign currency transactions .........        30,586,059         18,918,476
Net change in unrealized
   appreciation/depreciation of
   investments ...........................       (33,535,588)        15,084,878
                                               -------------      -------------
Net increase (decrease) in net assets
   from operations .......................        (3,604,515)        33,667,209
Dividends and Distributions to
Shareholders from:
Net investment income
   Class I ...............................                -0-           (46,397)
Net realized gain on investments
   Class I ...............................       (17,817,296)                -0-
   Class II ..............................          (554,189)                -0-
Capital Stock Transactions
Net increase .............................       223,466,149        161,530,011
                                               -------------      -------------
Total increase ...........................       201,490,149        195,150,823
Net Assets
Beginning of period ......................       255,059,133         59,908,310
                                               -------------      -------------
End of period ............................     $ 456,549,282      $ 255,059,133
                                               =============      =============

See notes to financial statements.


--------------------------------------------------------------------------------
46 o ALLIANCE INSTITUTIONAL FUNDS

                                              ----------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
                                              ----------------------------------

                                                     Quasar Institutional Fund
                                                   ----------------------------
                                                    Year Ended      Year Ended
                                                    October 31,     October 31,
                                                       2000            1999
                                                   ------------    ------------
Increase (Decrease) in Net Assets
from Operations
Net investment loss ............................   $   (223,895)   $   (116,302)
Net realized gain (loss) on investments and
   foreign currency transactions ...............      5,495,502      (1,922,930)
Net change in unrealized
   appreciation/depreciation of
   investments .................................      2,333,738       2,066,292
                                                   ------------    ------------
Net increase in net assets from operations .....      7,605,345          27,060
Dividends to Shareholders from:
Net investment income
   Class I .....................................             -0-         (1,770)
Distributions in excess of net investment
   income
   Class I .....................................             -0-        (24,626)
Capital Stock Transactions
Net increase (decrease) ........................    (26,195,961)     10,683,631
                                                   ------------    ------------
Total increase (decrease) ......................    (18,590,616)     10,684,295
Net Assets
Beginning of period ............................     31,197,323      20,513,028
                                                   ------------    ------------
End of period ..................................   $ 12,606,707    $ 31,197,323
                                                   ============    ============

See notes to financial statements.


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 47

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

                                                      Real Estate Investment
                                                        Institutional Fund
                                                  -----------------------------
                                                  Year Ended        Year Ended
                                                  October 31,       October 31,
                                                     2000              1999
                                                  -----------      ------------
Increase (Decrease) in Net Assets
from Operations
Net investment income .......................     $   103,150      $    505,016
Net realized gain (loss) on investments
   and foreign currency transactions ........         274,466        (4,771,551)
Net change in unrealized
   appreciation/depreciation of
   investments ..............................         177,644         3,984,322
                                                  -----------      ------------
Net increase (decrease) in net assets
   from operations ..........................         555,260          (282,213)
Dividends to Shareholders from:
Net investment income
   Class I ..................................        (103,127)         (504,998)
   Class ll .................................             (23)              (18)
Distributions in excess of
   Net investment income
      Class I ...............................          (7,775)          (69,087)
      Class ll ..............................              (2)               (2)
   Tax return of capital
      Class l ...............................              -0-          (58,749)
      Class ll ..............................              -0-               (2)
Capital Stock Transactions
Net decrease ................................          (6,722)      (16,131,069)
                                                  -----------      ------------
Total increase (decrease) ...................         437,611       (17,046,138)
Net Assets
Beginning of period .........................       1,147,205        18,193,343
                                                  -----------      ------------
End of period ...............................     $ 1,584,816      $  1,147,205
                                                  ===========      ============

See notes to financial statements.


--------------------------------------------------------------------------------
48 o ALLIANCE INSTITUTIONAL FUNDS

                                              ----------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
                                              ----------------------------------

                                                                   International
                                                                      Premier
                                                                       Growth
                                                                   Institutional
                                                                        Fund
                                                                    -----------
                                                                    October 6,
                                                                    2000(a) to
                                                                    October 31,
                                                                       2000
                                                                    -----------
Increase (Decrease) in Net Assets from Operations
Net investment income ........................................      $     2,686
Net realized loss on investments and foreign currency
   transactions ..............................................           (2,428)
Net change in unrealized appreciation/depreciation of
   investments ...............................................            6,364
                                                                    -----------
Net increase in net assets from operations ...................            6,622
Capital Stock Transactions
Net increase .................................................        1,028,686
                                                                    -----------
Total increase ...............................................        1,035,308
Net Assets
Beginning of period ..........................................               -0-
                                                                    -----------
End of period (including undistributed net investment
   income of $1,206) .........................................      $ 1,035,308
                                                                    ===========

(a)   Commencement of operations.

      See notes to financial statements.


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 49

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTES TO FINANCIAL STATEMENTS
October 31, 2000

NOTE A

Significant Accounting Policies

Alliance Institutional Funds, Inc. (the "Company") was organized as a Maryland corporation on October 3, 1997 and is registered under the Investment Company Act of 1940 as an open-end series investment company. The Company is comprised of four funds, Alliance Premier Growth Institutional Fund, Alliance Quasar Institutional Fund, Alliance Real Estate Investment Institutional Fund and Alliance International Premier Growth Institutional Fund (the "Funds"). Each Fund has different investment objectives and policies. The Alliance International Premier Growth Institutional Fund commenced operations on October 6, 2000. Each Fund offers Class I and Class II shares. Sales are made without a sales charge, at each Fund's net asset value per share. Each class of shares has identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on the Nasdaq Stock Market, Inc. are generally valued at the last reported sale price or if no sale occurred, at the mean of the closing bid and asked price on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on the Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked


--------------------------------------------------------------------------------
50 o ALLIANCE INSTITUTIONAL FUNDS

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized foreign currency gains and losses represent foreign exchange gains and losses from sales and maturities of securities, closed forward exchange currency contracts, holdings of foreign currencies, options on foreign currencies, exchange gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Funds' books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities.

3. Organization Expenses

Organization expenses of approximately $73,099 for the Real Estate Investment Institutional Fund, $73,098 for the Premier Growth Institutional Fund and $73,098 for the Quasar Institutional Fund have been deferred and are being amortized on a straight-line basis through December 2002, January and March 2003, respectively.

4. Taxes

It is each Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Funds accrete discounts and amortize premiums as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

6. Income and Expenses

All income earned and expenses incurred by the Funds are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that Class II shares bear higher transfer agent and distribution fees. Expenses of the Company are charged to each Fund in proportion to net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treat-


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 51

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

ment; temporary differences do not require such reclassification. During the current fiscal year, certain funds had permanent differences, primarily due to net operating loss and tax return of capital, which resulted in a net increase in accumulated net investment income and a corresponding decrease in accumulated net realized gain on investments and foreign currency transactions. This reclassification had no effect on net assets.

NOTE B

Advisory Fee and Other Transactions With Affiliates

Under the terms of an investment advisory agreement, the Funds pay Alliance Capital Management L.P. (the "Adviser"), an advisory fee at an annual rate of
 .90% of the Real Estate Investment Institutional Funds' average daily net assets and 1% of the Premier Growth Institutional Fund, Quasar Institutional Fund and the International Premier Growth Institutional Funds' average daily net assets. Such fees are accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .90% and 1.30% of average daily net assets for Class I and Class II of the Premier Growth Institutional Fund; 1.20% and 1.35% of average daily net assets for Class I and Class II of the Quasar Institutional Fund; 1.00% and 1.40% of average daily net assets for Class I and Class II for the Real Estate Investment Institutional Fund and .90% and 1.20% of average daily net assets for Class I and Class II for the International Premier Growth Institutional Fund. For the periods ended October 31, 2000 such reimbursement amounted to: Premier Growth Institutional Fund $814,601; Quasar Institutional Fund $146,428; Real Estate Investment Institutional Fund $143,687 and International Premier Growth Institutional Fund $14,826.

Pursuant to the advisory agreement, the Adviser provides to each Fund certain legal and accounting services. For the periods ended October 31, 2000, the Adviser agreed to waive its fees for such services. Such waiver amounted to:
Premier Growth Institutional Fund $123,000; Quasar Institutional Fund $123,000; Real Estate Investment Institutional Fund $123,000 and International Premier Growth Institutional Fund $8,800.

The Funds compensate Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Funds. Such compensation amounted to $40,847, $17,419, $1,107 and $1,500, respectively for the Premier Growth Institutional Fund, the Quasar Institutional Fund, the Real Estate Investment Institutional Fund and the International Premier Growth Institutional Fund for the periods ended October 31, 2000.


--------------------------------------------------------------------------------
52 o ALLIANCE INSTITUTIONAL FUNDS

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

Brokerage commissions paid on investment transactions for the periods ended October 31, 2000, amounted to $992,182 for the Premier Growth Institutional Fund; $111,663 for the Quasar Institutional Fund; $21,131 for the Real Estate Investment Institutional Fund and $1,873 for the International Premier Growth Institutional Fund, none of which was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Adviser, and of which $990 for the Quasar Institutional Fund was paid to DLJ directly.

NOTE C

Distribution Services Agreement

The Funds have adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Funds pay distribution and servicing fees to the Distributor at an annual rate of up to .30% of average daily net assets attributable to Class II shares. There are no distribution and servicing fees on Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class II shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Funds' shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the periods ended October 31, 2000 were as follows:

                                   Purchases                            Sales
                      ----------------------------------  ----------------------------------
                            Stocks and   U.S. Government        Stocks and   U.S. Government
Fund                  Debt Obligations      and Agencies  Debt Obligations      and Agencies
--------------------------------------------------------------------------------------------
Premier Growth
   Institutional          $688,921,835           $   -0-      $481,753,985           $   -0-
Quasar Institutional        43,945,789               -0-        69,437,109               -0-
Real Estate Investment
   Institutional             4,419,695               -0-         4,459,091               -0-
International Premier
   Growth Institutional        932,529               -0-            15,456               -0-


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 53

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

At October 31, 2000, the cost of investments for federal income tax purposes and the tax basis gross unrealized appreciation, depreciation and net unrealized appreciation (depreciation), excluding foreign currency transactions, were as follows:

                                               Gross Unrealized       Net Unrealized
                                         ---------------------------   Appreciation
Fund                          Cost       Appreciation   Depreciation   (Depreciation)
-------------------------------------------------------------------------------------
Premier Growth
   Institutional          $478,718,947   $34,419,424   $(50,462,280)   $(16,042,856)
Quasar Institutional        11,735,012     2,090,079     (1,275,792)        814,287
Real Estate Investment
   Institutional             1,493,668       153,367        (14,866)        138,501
International Premier
   Growth Institutional      1,873,126        14,856         (7,611)          7,245

For Federal income tax purposes at October 31, 2000, the Funds had capital loss carryforwards as follows: $276,214 expiring in 2006 and $4,551,298 expiring 2007 for the Real Estate Investment Institutional Fund and $948 expiring in 2008 for the International Premier Growth Institutional Fund.

During the year ended October 31, 2000, the Quasar Institutional Fund utilized capital loss carryforward for U.S. federal income tax purposes of $2,814,454.

NOTE E

Capital Stock

There are 24,000,000,000 shares of $.001 par value capital stock authorized, 6,000,000,000 shares each for Premier Growth Institutional Fund, Quasar Institutional Fund, Real Estate Investment Institutional Fund and International Premier Growth Institutional Fund. Each Fund consists of two classes designated Class I and Class II, each with 3,000,000,000 authorized shares. Transactions in shares of capital stock were as follows:

                                 Premier Growth Institutional Fund
                     --------------------------    ------------------------------
                               Shares                           Amount
                     --------------------------    ------------------------------
                      Year Ended     Year Ended       Year Ended       Year Ended
                     October 31,    October 31,      October 31,      October 31,
                            2000           1999             2000             1999
                     ------------------------------------------------------------
Class I
Shares sold           16,054,397     10,778,679    $ 294,936,943    $ 177,363,056
---------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends and
   distributions         950,112          2,643       16,531,956           36,258
---------------------------------------------------------------------------------
Shares redeemed       (4,920,222)    (1,201,728)     (91,022,094)     (19,234,357)
---------------------------------------------------------------------------------
Net increase          12,084,287      9,579,594    $ 220,446,805    $ 158,164,957
=================================================================================


--------------------------------------------------------------------------------
54 o ALLIANCE INSTITUTIONAL FUNDS

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

                                 Premier Growth Institutional Fund
                     --------------------------    ------------------------------
                               Shares                           Amount
                     --------------------------    ------------------------------
                      Year Ended     Year Ended       Year Ended       Year Ended
                     October 31,    October 31,      October 31,      October 31,
                            2000           1999             2000             1999
                     ------------------------------------------------------------
Class II
Shares sold              470,745        307,481      $ 8,518,059      $ 4,965,420
---------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   distributions          17,845             -0-         308,178               -0-
---------------------------------------------------------------------------------
Shares redeemed         (332,550)      (100,367)      (5,806,893)      (1,600,366)
---------------------------------------------------------------------------------
Net increase             156,040        207,114      $ 3,019,344      $ 3,365,054
=================================================================================

                                     Quasar Institutional Fund
                     --------------------------    ------------------------------
                               Shares                           Amount
                     --------------------------    ------------------------------
                      Year Ended     Year Ended       Year Ended       Year Ended
                     October 31,    October 31,      October 31,      October 31,
                            2000           1999             2000             1999
                     ------------------------------------------------------------
Class I
Shares sold               298,778       874,661     $  3,088,272     $  6,854,096
---------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends                   -0-        3,508               -0-          26,172
---------------------------------------------------------------------------------
Shares redeemed        (1,311,244)   (1,523,199)     (13,252,010)     (12,062,941)
---------------------------------------------------------------------------------
Net decrease           (1,012,466)     (645,030)    $(10,163,738)    $ (5,182,673)
=================================================================================

Class II
Shares sold             1,336,824     4,272,523     $ 12,803,527     $ 35,353,880
---------------------------------------------------------------------------------
Shares redeemed        (3,159,264)   (2,450,077)     (28,835,750)     (19,487,576)
---------------------------------------------------------------------------------
Net increase
   (decrease)          (1,822,440)    1,822,446     $(16,032,223)    $ 15,866,304
=================================================================================

                               Real Estate Investment Institutional Fund
                     --------------------------    ------------------------------
                               Shares                           Amount
                     --------------------------    ------------------------------
                      Year Ended     Year Ended       Year Ended       Year Ended
                     October 31,    October 31,      October 31,      October 31,
                            2000           1999             2000             1999
                     ------------------------------------------------------------
Class I
Shares sold              657,691        239,910      $ 4,558,486     $  1,863,912
---------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends              15,502         84,640          110,356          632,589
---------------------------------------------------------------------------------
Shares redeemed         (630,520)    (2,494,932)      (4,675,581)     (18,627,686)
---------------------------------------------------------------------------------
Net increase
   (decrease)             42,673     (2,170,382)     $    (6,739)    $(16,131,185)
=================================================================================


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 55

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

                              Real Estate Investment Institutional Fund
                     --------------------------    ------------------------------
                               Shares                           Amount
                     --------------------------    ------------------------------
                      Year Ended     Year Ended       Year Ended       Year Ended
                     October 31,    October 31,      October 31,      October 31,
                            2000           1999             2000             1999
                     ------------------------------------------------------------
Class II
Shares sold                   -0-            13      $        -0-     $       100
---------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends                  2               2               17               16
---------------------------------------------------------------------------------
Net increase                  2              15      $        17      $       116
=================================================================================

                                           International Premier Growth
                                                 Institutional Fund
                                      ------------------     ------------------
                                            Shares                 Amount
                                      ------------------     ------------------
                                      October 6, 2000(a)     October 6, 2000(a)
                                                      to                     to
                                        October 31, 2000       October 31, 2000
                                      -----------------------------------------
Class I
Shares sold                                      103,115            $ 1,031,311
-------------------------------------------------------------------------------
Shares redeemed                                     (262)                (2,625)
-------------------------------------------------------------------------------
Net increase                                     102,853            $ 1,028,686
===============================================================================

NOTE F

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Funds, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expense in the statement of operations. The Funds did not utilize the Facility during the periods ended October 31, 2000.

(a)   Commencement of operations.


--------------------------------------------------------------------------------
56 o ALLIANCE INSTITUTIONAL FUNDS

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

FINANCIAL HIGHLIGHTS
Selected Data For a Share of Capital Stock Outstanding Throughout Each Period

                                                          Premier Growth Institutional Fund
                                                      -------------------------------------------
                                                                        Class I
                                                      -------------------------------------------
                                                                                       January 7,
                                                                                          1998(a)
                                                         Year Ended October 31,                to
                                                      ---------------------------     October 31,
                                                             2000            1999            1998
                                                      -------------------------------------------
Net asset value, beginning of period ..............   $     17.55     $     12.62     $     10.00
                                                      -------------------------------------------
Income From Investment Operations
Net investment income (loss)(b)(c) ................          (.03)           (.04)            .01
Net realized and unrealized gain on
   investment transactions ........................           .75            4.98            2.61
                                                      -------------------------------------------
Net increase in net asset value from operations ...           .72            4.94            2.62
                                                      -------------------------------------------
Less: Dividends and Distributions
Dividends from net investment income ..............            -0-           (.01)             -0-
Distributions from net realized gains .............         (1.21)             -0-             -0-
                                                      -------------------------------------------
Total dividends and distributions .................         (1.21)           (.01)             -0-
                                                      -------------------------------------------
Net asset value, end of period ....................   $     17.06     $     17.55     $     12.62
                                                      ===========================================
Total Return
Total investment return based on net asset value(d)          3.94%          39.17%          26.20%
Ratios/Supplemental Data
Net assets, end of period(e) ......................   $   446,373     $   247,269     $    56,894
Ratios to average net assets of:
   Expenses, net of waivers/reimbursements ........           .90%            .90%            .90%(f)
   Expenses, before waivers/reimbursements ........          1.13%           1.28%           2.29%(f)
   Net investment income (loss)(c) ................          (.16)%          (.22)%           .08%(f)
Portfolio turnover rate ...........................           124%             85%             86%

See footnote summary on page 63.


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 57

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For a Share of Capital Stock Outstanding Throughout Each Period

                                                         Premier Growth Institutional Fund
                                                      ---------------------------------------
                                                                      Class II
                                                      ---------------------------------------
                                                                                   January 7,
                                                                                      1998(a)
                                                        Year Ended October 31,             to
                                                      -------------------------   October 31,
                                                            2000           1999          1998
                                                      ---------------------------------------
Net asset value, beginning of period ..............   $    17.44     $    12.58    $    10.00
                                                      ---------------------------------------
Income From Investment Operations
Net investment loss(b)(c) .........................         (.10)          (.10)         (.03)
Net realized and unrealized gain on
   investment transactions ........................          .75           4.96          2.61
                                                      ---------------------------------------
Net increase in net asset value from operations ...          .65           4.86          2.58
                                                      ---------------------------------------
Less: Distributions
Distributions from net realized gains .............        (1.21)            -0-           -0-
                                                      ---------------------------------------
Net asset value, end of period ....................   $    16.88     $    17.44    $    12.58
                                                      =======================================
Total Return
Total investment return based on net asset value(d)         3.54%         38.63%        25.80%
Ratios/Supplemental Data
Net assets, end of period(e) ......................   $   10,176     $    7,790    $    3,014
Ratios to average net assets of:
   Expenses, net of waivers/reimbursements ........         1.30%          1.30%         1.30%(f)
   Expenses, before waivers/reimbursements ........         1.53%          1.68%         2.65%(f)
   Net investment loss(c) .........................         (.57)%         (.62)%        (.38)%(f)
Portfolio turnover rate ...........................          124%            85%           86%

See footnote summary on page 63.


--------------------------------------------------------------------------------
58 o ALLIANCE INSTITUTIONAL FUNDS

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For a Share of Capital Stock Outstanding Throughout Each Period

                                                             Quasar Institutional Fund
                                                      ----------------------------------------
                                                                     Class I
                                                      ----------------------------------------
                                                                                     March 17,
                                                                                       1998(a)
                                                        Year Ended October 31,              to
                                                      -------------------------    October 31,
                                                            2000           1999           1998
                                                      ----------------------------------------
Net asset value, beginning of period ..............   $     7.92     $     7.42     $    10.00
                                                      ----------------------------------------
Income From Investment Operations
Net investment income (loss)(b)(c) ................         (.11)          (.02)           -0-
Net realized and unrealized gain (loss) on
   investment transactions ........................         3.57            .53          (2.58)
                                                      ----------------------------------------
Net increase (decrease) in net asset value from
   operations .....................................         3.46            .51          (2.58)
                                                      ----------------------------------------
Less: Dividends
Distributions in excess of net investment income ..           -0-          (.01)            -0-
                                                      ----------------------------------------
Net asset value, end of period ....................   $    11.38     $     7.92     $     7.42
                                                      ========================================
Total Return
Total investment return based on net asset value(d)        43.69%          6.88%        (25.80)%
Ratios/Supplemental Data
Net assets, end of period(e) ......................   $   12,606     $   16,798     $   20,513
Ratios to average net assets of:
   Expenses, net of waivers/reimbursements ........         1.20%          1.20%          1.20%(f)
   Expenses, before waivers/reimbursements ........         2.39%          2.08%          3.82%(f)
   Net investment income (loss)(c) ................        (1.08)%         (.20)%          .03%(f)
Portfolio turnover rate ...........................          181%           144%            61%

See footnote summary on page 63.


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 59

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For a Share of Capital Stock Outstanding Throughout Each Period

                                                             Quasar Institutional Fund
                                                      ---------------------------------------
                                                                    Class II
                                                      ---------------------------------------
                                                                                    March 17,
                                                                                      1998(a)
                                                      Year Ended October 31,               to
                                                      ----------------------      October 31,
                                                            2000        1999             1998
                                                      ---------------------------------------
Net asset value, beginning of period ..............   $     7.90  $     7.40       $    10.00
                                                      ---------------------------------------
Income From Investment Operations
Net investment loss(b)(c) .........................         (.06)       (.05)           (5.89)
Net realized and unrealized gain on
   investment transactions ........................         3.48         .55             3.29
                                                      ---------------------------------------
Net increase (decrease) in net asset value from
   operations .....................................         3.42         .50            (2.60)
                                                      ---------------------------------------
Net asset value, end of period ....................   $    11.32  $     7.90       $     7.40
                                                      =======================================
Total Return
Total investment return based on net asset value(d)        43.29%       6.76%          (26.00)%
Ratios/Supplemental Data
Net assets, end of period .........................   $      495  $   14,400(e)    $      283
Ratios to average net assets of:
   Expenses, net of waivers/reimbursements ........         1.35%       1.35%            1.60%(f)
   Expenses, before waivers/reimbursements ........         2.29%       2.14%            4.62%(f)
   Net investment loss(c) .........................         (.64)%      (.51)%           (.14)%(f)
Portfolio turnover rate ...........................          181%        144%              61%

See footnote summary on page 63.


--------------------------------------------------------------------------------
60 o ALLIANCE INSTITUTIONAL FUNDS

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For a Share of Capital Stock Outstanding Throughout Each Period

                                                     Real Estate Investment Institutional Fund
                                                      --------------------------------------
                                                                     Class I
                                                      --------------------------------------
                                                                                 December 9,
                                                                                     1997(a)
                                                       Year Ended October 31,             to
                                                      ------------------------   October 31,
                                                            2000          1999          1998
                                                      --------------------------------------
Net asset value, beginning of period ..............   $     6.77    $     7.78    $    10.00
                                                      --------------------------------------
Income From Investment Operations
Net investment income(b)(c) .......................          .07           .37           .43
Net realized and unrealized gain (loss) on
   investment transactions ........................         1.12          (.90)        (2.26)
                                                      --------------------------------------
Net increase (decrease) in net asset value from
   operations .....................................         1.19          (.53)        (1.83)
                                                      --------------------------------------
Less: Dividends
Dividends from net investment income ..............         (.45)         (.37)         (.39)
Distributions in excess of net investment income ..         (.03)         (.06)           -0-
Tax return of capital .............................           -0-         (.05)           -0-
                                                      --------------------------------------
Total dividends ...................................         (.48)         (.48)         (.39)
                                                      --------------------------------------
Net asset value, end of period ....................   $     7.48    $     6.77    $     7.78
                                                      ======================================
Total Return
Total investment return based on net asset value(d)        18.28%        (7.21)%      (18.61)%
Ratios/Supplemental Data
Net assets, end of period(e) ......................   $    1,584    $    1,147    $   18,193
Ratios to average net assets of:
   Expenses, net of waivers/reimbursements ........         1.00%         1.00%         1.00%(f)
   Expenses, before waivers/reimbursements ........        13.03%         3.54%         3.09%(f)
   Net investment income(c) .......................         1.01%         4.75%         5.62%(f)
Portfolio turnover rate ...........................          211%           32%           11%

See footnote summary on page 63.


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 61

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For a Share of Capital Stock Outstanding Throughout Each Period

                                                   Real Estate Investment Institutional Fund
                                                      -----------------------------------
                                                                    Class II
                                                      -----------------------------------
                                                                              December 9,
                                                                                  1997(a)
                                                      Year Ended October 31,           to
                                                      ----------------------  October 31,
                                                         2000           1999         1998
                                                      -----------------------------------
Net asset value, beginning of period ..............   $  6.79        $  7.77      $ 10.00
                                                      -----------------------------------
Income From Investment Operations
Net investment income (loss)(b)(c) ................      (.07)           .20          .41
Net realized and unrealized gain (loss) on
   investment transactions ........................      1.24           (.74)       (2.28)
                                                      -----------------------------------
Net increase (decrease) in net asset value from
   operations .....................................      1.17           (.54)       (1.87)
                                                      -----------------------------------
Less: Dividends
Dividends from net investment income ..............      (.40)          (.36)        (.36)
Distributions in excess of net investment income ..      (.04)          (.04)          -0-
Tax return of capital .............................        -0-          (.04)          -0-
                                                      -----------------------------------
Total dividends ...................................      (.44)          (.44)        (.36)
                                                      -----------------------------------
Net asset value, end of period ....................   $  7.52        $  6.79      $  7.77
                                                      ===================================
Total Return
Total investment return based on net asset value(d)     17.86%         (7.32)%     (19.02)%
Ratios/Supplemental Data
Net assets, end of period .........................   $   440        $   380      $   320
Ratios to average net assets of:
   Expenses, net of waivers/reimbursements ........      1.40%          1.40%        1.40%(f)
   Expenses, before waivers/reimbursements ........     15.25%          2.93%        3.59%(f)
   Net investment income(c) .......................      1.00%          2.32%        5.04%(f)
Portfolio turnover rate ...........................       211%            32%          11%

See footnote summary on page 63.


--------------------------------------------------------------------------------
62 o ALLIANCE INSTITUTIONAL FUNDS

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For a Share of Capital Stock Outstanding Throughout Each Period

                                                                            International
                                                                           Premier Growth
                                                                         Institutional Fund
                                                                             -----------
                                                                                Class I
                                                                             -----------
                                                                              October 6,
                                                                                 2000(a)
                                                                                      to
                                                                             October 31,
                                                                                    2000
                                                                             -----------
Net asset value, beginning of period.....................................    $     10.00
                                                                             -----------
Income From Investment Operations
Net investment income(b)(c)..............................................            .03
Net realized and unrealized gain on investment transactions..............            .04
                                                                             -----------
Net increase in net asset value from operations..........................            .07
                                                                             -----------
Net asset value, end of period...........................................    $     10.07
                                                                             ===========
Total Return
Total investment return based on net asset value(d)......................            .70%
Ratios/Supplemental Data
Net assets, end of period(e).............................................    $     1,035
Ratios to average net assets of:
   Expenses, net of waivers/reimbursements(f)............................            .90%
   Expenses, before waivers/reimbursements(f)............................          39.28%
   Net investment income(c)(f)...........................................           4.29%
Portfolio turnover rate..................................................              2%

(a)   Commencement of operations.
(b)   Based on average shares outstanding.
(c)   Net of expenses waived by Adviser.
(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.
(e)   000's omitted.
(f)   Annualized.


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                                               ALLIANCE INSTITUTIONAL FUNDS o 63

---------------------------
REPORT OF ERNST & YOUNG LLP
       INDEPENDENT AUDITORS
---------------------------

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

To the Shareholders and
Board of Directors
Alliance Institutional Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Alliance Institutional Funds (comprising, respectively, the Alliance Premier Growth Institutional Fund, Alliance Quasar Institutional Fund, Alliance Real Estate Investment Institutional Fund and Alliance International Premier Growth Institutional Fund as of October 31, 2000, and the related statements of operations, changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above listed Funds of Alliance Institutional Funds, Inc. as of October 31, 2000, the results of their operations for the year then ended, the changes in their net assets and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
December 15, 2000

FEDERAL INCOME TAX INFORMATION
(unaudited)

In order to meet certain requirements of the Internal Revenue Code we are advising you that $5,336,116 of the capital gain distributions paid by the Alliance Premier Growth Institutional Fund during the fiscal year October 31, 2000 are subject to a maximum tax rate of 20%.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099 DIV which will be sent to you separately in January 2001.


--------------------------------------------------------------------------------
64 o Alliance Institutional Funds

                                                    ----------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
                                                    ----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

capital

Cash or goods that are used to generate income. Also, the net worth of a business (the amount by which its assets exceed its liabilities).

capitalization or market capitalization

The absolute dollar value of a company's outstanding stock. Capitalization is determined by multiplying the amount of publicly owned shares by the stock's current market value.

common stock

A type of security that represents ownership in a public company.

consumer price index (CPI)

An index that measures the cost of living. The CPI is published by the U.S. Bureau of Labor Statistics.

earnings

Revenues minus cost of sales, operating expenses, and taxes, over a given period of time. Earnings are often the most important determinant of a company's stock price.

equity security

Another term for stock.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

inflation

The overall general upward price movement of goods and services in an economy.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

NYSE

The New York Stock Exchange.

portfolio

The collection of securities that make up a fund's or an investor's investments.

price-to-earnings (P/E) ratio

What an investor pays for a security versus a company's earnings per share of outstanding stock.

real estate investment trust (REIT)

A security which invests only in real estate and mortgage-backed securities.

sector

A group of securities that are similar with respect to maturity, type, rating, industry and/or coupon. Refers to a distinct part of the economy, for example, the technology sector.

share

A unit which represents ownership in a mutual fund or stock.


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 65

----------------
ALLIANCE CAPITAL
----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with over $474 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 38 of the FORTUNE 100 companies and public retirement funds in 35 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 585 investment professionals in 28 investment offices worldwide. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 10/2/00.


--------------------------------------------------------------------------------
66 o ALLIANCE INSTITUTIONAL FUNDS

                                                --------------------------------
                                                ALLIANCE CAPITAL AT YOUR SERVICE
                                                --------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That's why we provide our shareholders with a wide variety of products and time-saving services to meet their needs.

o     Low Minimum Investments

      You can begin investing in Alliance Capital funds with as little as $250 (except for Alliance Select Investor Series Premier Portfolio, Alliance Select Investor Series Technology Portfolio, and Alliance Select Investor Series Biotechnology Portfolio which generally have a $10,000 minimum initial investment) and may make subsequent investments of $50 or more.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge. This can be a good way to diversify your assets.

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other matters that could affect your mutual fund investment.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, literature and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o Alliance Capital on the World Wide Web at www.alliancecapital.com. Here, you can access updated account information, make additional investments, request more information, exchange between Alliance funds and view fund performance, press releases and articles.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 67

------------------
BOARD OF DIRECTORS
------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Dr. James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Alfred Harrison, Executive Vice President
Jane Mack Gould, Executive Vice President
Kathleen A. Corbet, Senior Vice President
Daniel G. Pine, Senior Vice President
Bruce K. Aronow, Senior Vice President
Thomas J. Bardong, Vice President
David A. Kruth, Vice President
Daniel Nordby, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02116

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Auditors

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

Transfer Agent

Alliance Fund Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free (800) 221-5672

(1)   Member of the Audit Committee.


--------------------------------------------------------------------------------
68 o ALLIANCE INSTITUTIONAL FUNDS

                                                --------------------------------
                                                ALLIANCE CAPITAL FAMILY OF FUNDS
                                                --------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Balanced Shares
Conservative Investors Fund
Disciplined Value Fund
Growth & Income Fund
Growth Fund
Growth Investors Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Real Estate Investment Fund
Technology Fund
The Alliance Fund
Utility Income Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Technology Portfolio

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Government Income Fund
ACM Government Opportunity Fund
The Korean Investment Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


--------------------------------------------------------------------------------
                                               ALLIANCE INSTITUTIONAL FUNDS o 69

Alliance Institutional Funds
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

INSTAR1000